[LOGO OF STURM, RUGER & COMPANY, INC.]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 April 29, 2009

      NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of STURM, RUGER & COMPANY, INC. (the "Company") will be held at the Trumbull Marriott, 180 Hawley Lane, Trumbull, Connecticut 06611 on the 29th day of April, 2009 at 10:30 a.m. to consider and act upon the following:

      1. A proposal to elect seven (7) Directors to serve on the Board of Directors for the ensuing year;

      2. A proposal to ratify the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the 2009 fiscal year; and

      3. Any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

      Only holders of record of Common Stock at the close of business on March 10, 2009 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. The complete list of stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of 10 days prior to the Annual Meeting, at the Company's offices located at 1 Lacey Place, Southport, Connecticut 06890.

      The Company's Proxy Statement is attached hereto.

                                              By Order of the Board of Directors

                                              __________________________________
                                              Leslie M. Gasper
                                              Corporate Secretary
      Southport, Connecticut
      March 16, 2009

      ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. TO ENSURE THAT YOUR VOTE IS RECORDED PROMPTLY, PLEASE VOTE YOUR PROXY AS SOON AS POSSIBLE, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING. MOST SHAREHOLDERS HAVE THREE OPTIONS FOR SUBMITTING THEIR VOTES PRIOR TO THE ANNUAL MEETING: (1) VIA THE INTERNET, (2) BY TELEPHONE OR (3) BY REQUESTING AND RETURNING A PAPER PROXY USING THE POSTAGE-PAID ENVELOPE PROVIDED. REGISTERED STOCKHOLDERS MAY VIEW OR REQUEST THE PROXY MATERIALS AND VOTE THEIR PROXY AT WWW.INVESTORVOTE.COM OR BY TELEPHONE AT 1-800-652-8663. STOCKHOLDERS WHO HOLD THEIR SHARES THROUGH A BROKERAGE ACCOUNT MAY VIEW OR REQUEST THE PROXY MATERIALS AND VOTE THEIR PROXY AT WWW.PROXYVOTE.COM OR BY TELEPHONE AT 1-800-579-1639.

                                            Table of Contents

                                                                                                       Page
                                                                                                       ----
PROXY SOLICITATION AND VOTING INFORMATION................................................................1
PROPOSAL NO. 1 - ELECTION OF DIRECTORS...................................................................3
DIRECTOR NOMINEES........................................................................................4
THE BOARD OF DIRECTORS AND ITS COMMITTEES................................................................6
COMMITTEES OF THE BOARD..................................................................................8
         Audit Committee.................................................................................8
         Report of the Audit Committee...................................................................9
         Compensation Committee.........................................................................10
         Nominating and Corporate Governance Committee..................................................11
         Executive Operations Committee.................................................................13
MEMBERSHIP AND MEETINGS OF THE BOARD AND ITS COMMITTEES.................................................14
         Membership and Meetings of the Board and its Committees Table For Year 2008....................14
         Non-Management Directors.......................................................................15
DIRECTOR AND COMMITTEE COMPENSATION.....................................................................16
         Director's Fees and Other Compensation.........................................................16
         Directors' Compensation Table For Year 2008....................................................17
         Directors' Beneficial Equity Ownership.........................................................18
         Independent Directors' Outstanding Option Awards at Fiscal Year End 2008 Table.................18
COMPENSATION DISCUSSION AND ANALYSIS....................................................................19
         What is the Company's Philosophy Regarding Compensation and what are the Compensation Program
                  Objectives and Rewards?...............................................................19
         What are the Company's Governance Practices Regarding Compensation?............................19
         What are the Company's Governance Practices Regarding Stock Options?...........................19
         What are the Elements of Compensation?.........................................................20
         Why Does the Company Choose to Pay Each Element?...............................................21
         How Does the Company Determine the Amount/Formula for Each Element?............................21
         How are Salaries Determined?...................................................................21
         How are Bonuses Determined?....................................................................21
         How are Equity Compensation Awards Determined?.................................................22
         What are the Company's Ongoing Plans for Plan-Based Equity Compensation?.......................22
         How is the Chief Executive Officer's Performance Evaluated and Compensation Determined?........22
         What is the Chief Executive Officer's Compensation History?....................................23
         Does the Company Pay for Perquisites?..........................................................23

                                            Table of Contents

                                               (continued)

                                                                                                       Page
                                                                                                       ----
EXECUTIVE COMPENSATION..................................................................................24
         Summary Compensation Table.....................................................................24
         All Other Compensation Table For Year 2008.....................................................26
         Grant of Plan-Based Awards Table For Year 2008.................................................27
         Outstanding Equity Awards at Fiscal Year End 2008 Table........................................29
         Option Exercises and Stock Vested  in 2008 Table...............................................30
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL................................................31
         Payments on Change in Control..................................................................31
         Covered Terminations and Severance Payments Pursuant to Change in Control Agreements...........31
         Change in Control Events and Severance Benefits Not Covered by the Severance Agreements........31
         Change in Control Definition...................................................................31
         Termination by Death or Disability.............................................................32
         Termination by Retirement......................................................................32
         Voluntary and Involuntary Termination..........................................................32
         Retention and Transition Agreements............................................................32
         Potential And Actual Payments Under Severance Agreements Table.................................33
PENSION PLANS...........................................................................................35
         2008 Pension Benefits Table....................................................................36
PRINCIPAL STOCKHOLDERS AND BENEFICIAL OWNERSHIP.........................................................37
         Principal Stockholder Table....................................................................37
         Beneficial Ownership Table.....................................................................38
         Section 16(A) Beneficial Ownership Reporting Compliance........................................39
         Certain Relationships and Related Transactions.................................................39
PROPOSAL NO. 2 - RATIFICATION OF INDEPENDENT AUDITORS...................................................40
         Principal Accountants' Fees and Services.......................................................40
         Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of
                  Independent Auditors..................................................................40
         Code of Business Conduct and Ethics............................................................42
         Stockholder Proposals and Director Nominations for 2010........................................42
         Stockholder and Interested Party Communications with the Board of Directors....................42
         Other Matters..................................................................................43

                                                                  March 16, 2009

                     [LOGO OF STURM, RUGER & COMPANY, INC.]

                                 PROXY STATEMENT

   Annual Meeting of Stockholders of the Company to be held on April 29, 2009

                    PROXY SOLICITATION AND VOTING INFORMATION

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Sturm, Ruger & Company, Inc. (the "Company") for use at the 2009 Annual Meeting of Stockholders (the "Meeting") of the Company to be held at 10:30 a.m. on April 29, 2009 at the Trumbull Marriott, 180 Hawley Lane, Trumbull, Connecticut 06611 or at any adjournment or postponement thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement has been posted and is available on the Securities and Exchange Commission (the "SEC") website at www.sec.gov and the Company's website at www.ruger.com. In addition, registered stockholders may view or request the proxy materials and vote their proxy at www.investorvote.com or by telephone at 1-800-652-8663, and stockholders who hold their shares through a brokerage account may view or request the proxy materials and vote their proxy at www.proxyvote.com or by telephone at 1-800-579-1639.

      The mailing address of the principal executive office of the Company is 1 Lacey Place, Southport, Connecticut 06890.

      In accordance with rules established by the SEC that allow companies to furnish their proxy materials over the Internet, on March 20, 2009 we are mailing a Notice of Internet Availability of Proxy Materials instead of a paper copy of our Proxy Statement and Annual Report on Form 10-K to our stockholders who have not specified that they wish to receive paper copies of our proxy materials. The Notice of Availability of Proxy Materials also contains instructions on how to request a paper copy of our proxy materials, including our Proxy Statement, Annual Report on Form 10-K and a form of proxy card. We believe this process will allow us to provide our stockholders with the information they need in a more timely, environmentally friendly and cost-effective manner. All expenses in connection with the solicitation of these proxies, which are estimated to be $60,000, will be borne by the Company. We encourage our stockholders to contact the Company's transfer agent, Computershare Investor Services, LLC, or their stockbroker to sign up for electronic delivery of proxy materials in order to reduce printing, mailing and environmental costs.

      If your proxy is signed and returned, it will be voted in accordance with its terms. However, a stockholder of record may revoke his or her proxy before it is exercised by: (i) giving written notice to the Company's Secretary at the Company's address indicated above, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Company's Secretary at or before the Meeting or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not, in and of itself, constitute revocation of a proxy).

      The Company's Annual Report on Form 10-K for the year ended December 31, 2008, including financial statements, is enclosed herewith and has been posted and is available on the SEC website at www.sec.gov and the Company's website at www.ruger.com.

      Only holders of Common Stock, $1.00 par value, of the Company (the "Common Stock") of record at the close of business on March 10, 2009 will be entitled to vote at the Meeting. Each holder of record of the issued and outstanding shares of voting Common Stock is entitled to one vote per share. As of March 1, 2009, 19,047,313 shares of Common Stock were issued and outstanding and there were no outstanding shares of any other class of stock. The stockholders holding a majority of the issued and outstanding Common Stock, either present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting.

      In accordance with the Company's By-Laws and applicable law, the election of Directors will be determined by a plurality of the votes cast by the holders of shares present in person or by proxy and entitled to vote. Consequently, the seven nominees who receive the greatest number of votes cast for election as Directors will be elected. Shares present which are properly withheld as to voting with respect to any one or more nominees, and shares present with respect to which a broker indicates that it does not have authority to vote ("broker non-votes"), will be counted as being present at the Meeting. However, these shares will not be counted as voting on the election of Directors, with the result that such abstentions and broker non-votes will have no effect as votes on the election of Directors.

      The affirmative vote of shares representing a majority of the shares present and entitled to vote is required to ratify the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the 2009 fiscal year, which is also to be voted on at the Meeting, and to approve any other matters properly presented at the Meeting. Shares which are voted to abstain on these matters and broker non-votes will be considered present at the Meeting but will not be counted as voting for these matters, with the result that abstention and broker non-votes will have the same effect as votes against the proposal.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

      Seven Directors will be elected at the Meeting, each to hold office until the next Annual Meeting of Stockholders or until his successor is elected and has qualified.

      Background

      Below is a discussion of certain events regarding the Board of Directors and the Company's management that have taken place since January 1, 2008, at which time the members of the Board were Michael O. Fifer, Stephen L .Sanetti, John A. Cosentino, Jr., C. Michael Jacobi, John M. Kingsley, Jr., Stephen T. Merkel, James E. Service and Ronald C. Whitaker:

      o On February 5, 2008, the Board established a policy that the maximum number of public boards on which a non-management Director may serve shall be five, inclusive of the Company's Board of Directors.

      o On February 5, 2008, the Board also established a policy requiring that, upon a change in employment, a Director submit a letter of resignation to the Board for its consideration.

      o On February 15, 2008, Robert R. Stutler voluntarily retired as Vice President of Prescott Operations.

      o     On February 18, 2008, Mark T. Lang was employed as Group Vice
            President.

      o On March 2, 2008, the Board amended the 2007 Stock Incentive Plan to clarify that the Company does not reprice stock options awarded under the plan.

      o On April 23, 2008, Stephen L. Sanetti voluntarily resigned as Vice-Chairman and member of the Board, and voluntarily resigned as President and Chief Operating Officer of the Company on April 30, 2008 to become the President and Chief Executive Officer of the National Shooting Sports Foundation.

      o On April 23, 2008, following Mr. Sanetti's voluntary resignation, the Board amended the Company's By-Laws to remove the title of Vice-Chairman of the Board, and to clarify that the President would be the Chief Executive Officer, unless a separate Chief Executive Officer was named by the Board. Chief Executive Officer Michael O. Fifer assumed the additional responsibilities of President at that time.

      o On April 23, 2008, Assistant General Counsel Kevin B. Reid, Sr. was appointed as Vice President and General Counsel.

      o On April 23, 2008, the Board authorized the repurchase of up to $10 million of the Company's Common stock, and on November 26, 2008, authorized the repurchase of an additional $5 million of the Company's Common Stock. Under these repurchase programs, the Company repurchased 1.5 million shares at an average price of $6.58 during 2008. As of December 31, 2008, $4.7 million remained authorized and available for share repurchases, 19.0 million shares remain outstanding, and 3.7 million shares remain in the Company's treasury account.

                                DIRECTOR NOMINEES

      The following table lists each nominee for Director and sets forth certain information concerning each nominee's age, business experience, other directorships and committee memberships in publicly-held corporations and current Board committee assignments. All of the seven nominees for Director listed below were elected at last year's Annual Meeting. If no contrary instructions are indicated, proxies will be voted for the election of the nominees for Director listed below. Should any of the said nominees for Director not remain a candidate at the time of the Meeting (a condition which is not now anticipated), proxies solicited hereunder will be voted in favor of those nominees for Director selected by management of the Company.

---------------------------------------------------------------------------------------------------------------------------------
                Name,                                                     Business Experience
                Age,                                                  During the Past Five Years,
       First Became A Director                           Other Directorships and Current Committee Memberships
-------------------------------------- ------------------------------------------------------------------------------------------
James E. Service                       Chairman of the Board (non-executive) of the Company since 2006.  Vice Admiral of the
Age  78                                United States Navy (retired).  Commander, United States Naval Air Force, Pacific Fleet,
Director since July, 1992              from 1985 to 1987.  Former Director of Wood River Medical Center, Ketchum, Idaho. Adm.
                                       Service currently serves as the Company's Nominating and Corporate Governance Committee
                                       Chair, and as a member of the Compensation Committee and Executive Operations Committee.

-------------------------------------- ------------------------------------------------------------------------------------------
John M. Kingsley, Jr.                  Director of the  Neurological  Institute of New Jersey and Trustee of Brundge,  Story and
Age  77                                Rose  Investment  Trust from 1999 to 2003.  Executive  Vice President of the Company from
Director since April, 1972             1971 to 1996.  Former Vice  President of F.S.  Smithers & Company.  Former Vice President
                                       of Finance,  General Host Company.  Former Associate of Corporate Finance of Dillon, Read
                                       & Co., Inc. Former Senior  Accountant of Price,  Waterhouse & Company.  Mr. Kingsley is a
                                       Certified  Public  Accountant.  Mr. Kingsley is currently a member of the Company's Audit
                                       Committee and Compensation Committee.

-------------------------------------- ------------------------------------------------------------------------------------------
John A. Cosentino, Jr.                 Partner of Ironwood Manufacturing Fund, LP since 2002.  Director of Simonds Industries,
Age  59                                Inc. since 2003.  Chairman of North American Specialty Glass, LLC since 2005.  Vice
Director since August, 2005            Chairman of Primary Steel, LLC from 2005 to 2007. Partner of Capital Resource Partners,
                                       LP from 2000 to 2001, and Director in the following Capital Resource Partners, LP portfolio companies: Spirit Brands from 1998 to 2006, Pro Group, Inc. from 1999 to 2002,
                                       WPT, Inc. from 1998 to 2001, and Todd Combustion, Inc. from 1997 to 1999.  Former Vice
                                       President-Operations of the Stanley Works.   Former President of PCI Group, Inc., Rau
                                       Fastener, LLC., and Otis Elevator-North America, division of United Technologies.
                                       Former Group Executive of the Danaher Corporation.  Former Director of Integrated
                                       Electrical Services, Olympic Manufacturing Company, and the Wiremold Company.   Mr.
                                       Cosentino is currently the Chairman of the Compensation Committee and Co-Chair of the
                                       Executive Operations Committee and a member of the Company's Nominating and Corporate
                                       Governance Committee.

-------------------------------------- ------------------------------------------------------------------------------------------
C. Michael Jacobi                      President of Stable House 1, LLC, a private real estate development company, since
Age   67                               1999.   President, CEO and Board member of Katy Industries, Inc. from 2001 to 2005.
Director since June, 2006              Former President, CEO and Board member of Timex Corporation.   Member of the Boards of
                                       Directors and Audit committees chairman of the Corrections Corporation of America (since
                                       2000) and Webster Financial Corporation (since 1993).   Member of the Board of Directors
                                       and Audit committee of Kohlberg Capital Corporation since 2006.  Member of the Board of
                                       Directors of Invisible Technologies, Inc. from 2001 to 2006. Mr. Jacobi is a Certified
                                       Public Accountant. Mr. Jacobi is currently the Chairman of the Company's Audit Committee and Co-Chair of the Executive Operations Committee and a member of the Nominating and
                                       Corporate Governance Committee.

---------------------------------------------------------------------------------------------------------------------------------
                Name,                                                     Business Experience
                Age,                                                  During the Past Five Years,
       First Became A Director                           Other Directorships and Current Committee Memberships
-------------------------------------- ------------------------------------------------------------------------------------------
Stephen T. Merkel                      Private Investor. CEO and Chairman of the Waterbury Companies from 2004 to 2007.
Age  57                                Corporate Vice President, Officer and President of Loctite General Industrial Business
Director since June, 2006              from 1999 to 2003.  President of Loctite Americas from 1996 to 1999.  Board member of
                                       Turtle Wax, Inc. from 1997 to 2000, and St. Francis Hospital from 2000 to 2004.

                                       Mr. Merkel is currently a member of the Company's Audit Committee and Compensation
                                       Committee.

-------------------------------------- ------------------------------------------------------------------------------------------
Ronald C. Whitaker                     President,  CEO  (since  2003)  and  Board  member  (since  2001) of Hyco  International.
Age 61                                 Former  President,  CEO (from 2000 to 2003) and current Board and executive  committee of
Director since June, 2006              Strategic  Distribution,  Inc.  President and CEO of Johnson  Outdoors from 1996 to 2000.
                                       CEO,  President and Chairman of the Board of Colt's  Manufacturing Co., Inc. from 1992 to
                                       1995.  Board member of Michigan  Seamless  Tube (since  2004),  Group Dekko (since 2006), and Pangborn  Corporation (since 2006). Board member of Precision  Navigation,  Inc. from
                                       2000 to 2003,  Weirton  Steel  Corporation  from 1994 to 2003 and Code Alarm from 2000 to
                                       2002.  Trustee of College of Wooster from 1997 through 2005. Mr.  Whitaker is currently a member  of  the  Company's  Audit  Committee  and  Nominating  and  Corporate  Governance
                                       Committee.

-------------------------------------- ------------------------------------------------------------------------------------------
Michael O. Fifer                       Chief Executive Officer of the Company as of September 25, 2006; President and Chief
Age  51                                Executive Officer of the Company as of April 23, 2008.  Executive Vice President and
Director since October, 2006           President of Engineered Products of Mueller Industries, Inc. from 2003 to 2006.
                                       President of North American Operations of Watts Industries, Inc. from 1998 to 2002.
                                       Member of the Board of Directors and Audit, Compensation and Special committees of
                                       Conbraco Industries from 2003 to 2006.  Member of the Board of Governors of the National
                                       Shooting Sports Foundation and the Sporting Arms and Ammunition Manufacturers'
                                       Institute.
---------------------------------------------------------------------------------------------------------------------------------

      More than a majority of the current Directors are "independent" under the rules of the New York Stock Exchange, Inc. ("NYSE"). The Board has affirmatively determined that none of Messrs. Cosentino, Jacobi, Kingsley, Merkel, Service and Whitaker has or had a material relationship with the Company or any affiliate of the Company, either directly or indirectly, as a partner, shareholder or officer of an organization (including a charitable organization) that has a relationship with the Company, and are therefore "independent" for such purposes under the rules of the NYSE, including Rule 303A thereof.

Board of Director Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED ABOVE.

================================================================================
                    THE BOARD OF DIRECTORS AND ITS COMMITTEES
================================================================================

      The Board of Directors is committed to good business practice, transparency in financial reporting and the highest level of corporate governance. To that end, the Board of Directors and its committees continually review the Company's governance policies and practices as they relate to the practices of other public companies, specialists in corporate governance, the rules and regulations of the SEC, Delaware law (the state in which the Company is incorporated) and the listing standards of the NYSE. As a result of these reviews, the Board has, over the past several years, among other things:

      o     Adopted a revised charter for the Audit Committee;

      o     Adopted a charter for the Compensation Committee;

      o Established and adopted a charter for the Nominating and Corporate Governance Committee;

      o     Adopted a Code of Business Conduct and Ethics;

      o     Adopted Corporate Board Governance Guidelines;

      o Adopted a method by which stockholders and other interested parties can send communications to the Board;

      o     Adopted procedures for the succession of the Chief Executive
            Officer;

      o     Adopted criteria for the selection of new Directors;

      o Caused the non-management Directors of the Board to meet regularly in executive sessions;

      o Established a policy that stock options or stock grants for employees: (i) will only be granted on the fourth business day following public quarterly filings of the Company's Forms 10-K or 10-Q in order to allow the investment markets adequate time to analyze and react to recent financial results and (ii) will be issued with an exercise price equal to the mean of the highest and lowest market trading price of the Company's stock on the NYSE on the date of grant;

      o Established an insider trading policy window for Directors, officers and employees beginning on the fourth business day following public quarterly filings of the Company's Forms 10-K or 10-Q, and ending on the earlier of the thirtieth day thereafter, the end of the fiscal quarter or the development of material non-public information;

      o Established a policy that the maximum number of public boards on which a non-management Director may serve is five, inclusive of the Company's Board of Directors;

      o Established a policy requiring that, upon a change in employment, a non-management Director submit a letter of resignation to the Board for its consideration;

      o Established guidelines for minimum stock ownership by Directors and officers;

      o Established a policy that annual performance bonuses for Company officers be partially paid in the form of deferred stock awards;

      o Established a policy that Directors shall strive to remain aware of important corporate governance issues and educated in good corporate governance practices through participation in appropriate conferences and seminars and membership in associations such as the National Association of Corporate Directors; and

      o     Established a policy that prohibits the repricing of stock options.

Corporate Board Governance Guidelines

      The Company's corporate governance practices are embodied in the Corporate Board Governance Guidelines. A copy of the Corporate Board Governance Guidelines is posted on the Company's website at www.ruger.com and is available in print to any stockholder who requests it by contacting the Corporate Secretary as set forth in "STOCKHOLDER COMMUNICATIONS" below.

      The Company's business and affairs are under the direction of the Board of Directors of the Company pursuant to the General Corporation Law of the State of Delaware as in effect from time to time and the Company's By-Laws. Members of the Board are kept informed of the Company's affairs through discussions with the Company's executive officers, by careful review of materials provided to them and by participating in meetings of the Board and the committees of the Board.

                             COMMITTEES OF THE BOARD

Audit Committee

      In 2008, the members of the Audit Committee of the Board were C. Michael Jacobi, John M. Kingsley, Jr., Ronald C. Whitaker and Stephen T. Merkel, who was appointed to the Audit Committee on April 23, 2008. Mr. Kingsley served as Audit Committee Chairman until April 23, 2008, at which time Mr. Jacobi became the Audit Committee Chairman. Each of Messrs., Jacobi, Kingsley, Merkel and Whitaker are considered "independent" for purposes of service on the Audit Committee under the rules of the NYSE, including Rule 303A thereof, and Rule 10A-3 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). All members of the Audit Committee are financially literate and have a working familiarity with basic finance and accounting practices. In addition, the Company has determined that Mr. Jacobi is an "audit committee financial expert" as defined by the SEC rules and regulations. The Board has also affirmed that Mr. Jacobi's simultaneous service on more than three audit committees, as noted in his business biography under "DIRECTOR NOMINEES," does not impair his ability to effectively serve on the Company's Audit Committee.

      The purpose of the Audit Committee is to provide assistance to the Board in fulfilling its responsibility with respect to its oversight of: (i) the quality and integrity of the Company's financial statements; (ii) the Company's compliance with legal and regulatory requirements; (iii) the independent auditor's qualifications and independence; and (iv) the performance of the Company's internal audit function and independent auditors. In addition, the Audit Committee prepares the report required by the SEC rules included in this Proxy Statement.

      The Audit Committee is governed by a written charter that has been adopted by the Board. A copy of the Audit Committee Charter is posted on the Company's website at www.ruger.com, and is available in print to any stockholder who requests it by contacting the Corporate Secretary as set forth in "STOCKHOLDER COMMUNICATIONS" below.

      The Audit Committee held six meetings during 2008. All members of the Audit Committee attended all meetings of the committee during their 2008 tenure. The Annual Report of the Audit Committee is included in this Proxy Statement.

Report of the Audit Committee*

      Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU ss. 380). In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Company, and has received the written disclosures and the letter from the independent auditors as required by Independence Standard Board Standard No. 1 "Independence Discussions with Audit Committees."

      The committee discussed with the independent auditors the overall scope and plans for their audit. The committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The committee held six meetings during fiscal year 2008.

      In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission.

                                     AUDIT COMMITTEE

                                     C. Michael Jacobi, Audit Committee Chairman
                                     John M. Kingsley, Jr.
                                     Stephen T. Merkel
                                     Ronald C. Whitaker

February 20, 2009

----------
* The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Exchange Act (together, the "Acts"), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed to be "soliciting material" or "filed" under the Acts.

Compensation Committee

      In 2008, the members of the Compensation Committee of the Board were John
A. Cosentino, Jr., Stephen T. Merkel, James E. Service and John M. Kingsley, Jr., who was appointed to the Compensation Committee on April 23, 2008. Mr. Cosentino served as Compensation Committee Chairman. Each of Messrs. Cosentino, Kingsley, Merkel and Service are considered "independent" for purposes of service on the Compensation Committee under the rules of the NYSE, including Rule 303A thereof.

      The purposes of the Compensation Committee are: (i) discharging the responsibilities of the Board with respect to the compensation of the Chief Executive Officer of the Company, the other executive officers of the Company and members of the Board; (ii) establishing and administering the Company's cash-based and equity-based incentive plans; and (iii) producing an annual report on executive compensation to be included in the Company's annual proxy statement, in accordance with the rules and regulations of the NYSE and the SEC, and any other applicable rules or regulations. The Compensation Committee has the authority to form and delegate authority to one or more subcommittees, made up of one or more of its members, as it deems appropriate from time to time.

      The Compensation Committee is governed by a written charter that has been adopted by the Board. A copy of the Compensation Committee charter is posted on the Company's website at www.ruger.com, and is available in print to any stockholder who requests it by contacting the Corporate Secretary as set forth in "STOCKHOLDER COMMUNICATIONS" below.

      The Compensation Committee held four meetings during 2008. All members of the Compensation Committee attended all meetings of the committee during their 2008 tenure. The annual Compensation Committee Report on Executive Compensation is included in this Proxy Statement.

Compensation Committee Interlocks and Insider Participation

      During the 2008 fiscal year, none of the Company's executive officers served on the board of directors of any entities whose directors or officers serve on the Company's Compensation Committee. No current or past executive officers of the Company serve on the Compensation Committee.

Compensation Committee Report on Executive Compensation *

      The committee has reviewed and discussed with management the Compensation Discussion & Analysis. In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors that the Compensation Discussion & Analysis be included in this proxy statement.

                         COMPENSATION COMMITTEE

                         John A. Cosentino, Jr., Compensation Committee Chairman John M. Kingsley, Jr.
                         Stephen T. Merkel
                         James E. Service

March 12, 2009

----------
* The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing of the Acts, except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed to be "soliciting material" or "filed" under the Acts.

Nominating and Corporate Governance Committee

      In 2008, the members of the Nominating and Corporate Governance Committee were James E. Service, John A. Cosentino, Jr., C. Michael Jacobi, and Ronald C. Whitaker, who was appointed to the Nominating and Corporate Governance Committee on April 23, 2008. Admiral Service served as Nominating and Corporate Governance Committee Chairman. Each of Messrs. Cosentino, Jacobi, Service and Whitaker are considered "independent" for purposes of service on the Nominating and Corporate Governance Committee under the rules of the NYSE, including Rule 303A thereof.

      The Nominating and Corporate Governance Committee is responsible to the Board for identifying, vetting and nominating potential Directors and establishing, maintaining and supervising the corporate governance program. Some of these responsibilities are discussed in more detail below.

      The Nominating and Corporate Governance Committee is governed by a written charter that has been adopted by the Board. The Nominating and Corporate Governance Committee charter is posted on the Company's website at www.ruger.com, and is available in print to any stockholder who requests it by contacting the Corporate Secretary as set forth in "STOCKHOLDER COMMUNICATIONS" below.

      The Nominating and Corporate Governance Committee held four meetings during 2008. All members of the committee attended all meetings of that committee during their 2008 tenure.

      As required under its charter, the Nominating and Corporate Governance Committee has adopted criteria for the selection of new Directors, including, among other things, career specialization, technical skills, strength of character, independent thought, practical wisdom, mature judgment and gender and ethnic diversity. Functional skills considered important for Directors to possess include experience as a chief executive or financial officer or similar position in finance, audit, manufacturing, advertising, military or government, and knowledge and familiarity of firearms and the firearms industry. The committee will also consider any such qualifications as required by law or applicable rule or regulation, and will consider questions of independence and conflicts of interest. In addition, the following characteristics and abilities, as excerpted from the Company's Corporate Board Governance Guidelines, will be important considerations of the Nominating and Corporate Governance Committee:

      o Personal and professional ethics, strength of character, integrity and values;

      o Success in dealing with complex problems or having excelled in a position of leadership;

      o Sufficient education, experience, intelligence, independence, fairness, ability to reason, practicality, wisdom and vision to exercise sound and mature judgment;

      o Stature and capability to represent the Company before the public and the stockholders;

      o The personality, confidence and independence to undertake full and frank discussion of the Company's business assumptions;

      o Willingness to learn the business of the Company, to understand all Company policies and to make themselves aware of the Company's finances; and

      o Willingness at all times to execute their independent business judgment in the conduct of all Company matters.

      The charter also grants the Nominating and Corporate Governance Committee the responsibility to identify and meet individuals believed to be qualified to serve on the Board and recommend that the Board select candidates for directorships. The Nominating and Corporate Governance Committee's process for identifying and evaluating nominees for Director, as set forth in the charter, includes inquiries into the backgrounds and qualifications of candidates. These inquiries include studies by the Nominating and Corporate Governance Committee and may also include the retention of a professional search firm to be used to assist it in identifying or evaluating candidates. The Nominating and Corporate Governance Committee has previously retained the firm of Korn/Ferry International to assist in the search for qualified Directors.

      The Nominating and Corporate Governance Committee has a written policy which states that it will consider Director candidates recommended by stockholders. There is no difference in the manner in which the Nominating and Corporate Governance Committee will evaluate nominees recommended by stockholders and the manner in which it evaluates candidates recommended by other sources. Shareholder recommendations for the nomination of directors should set forth (a) as to each proposed nominee, (i) their name, age, business address and, if known, residence address, (ii) their principal occupation or employment, (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to be named as a nominee and to serve as a director of the Company if elected); (b) as to the shareholder giving the notice, (i) their name and address, as they appear on the Company's books, (ii) the number of shares of the corporation which are beneficially owned by such shareholder and (iii) a representation that such shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address of such person and (ii) the class and number of shares of the Company which are beneficially owned by such person. The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of a proposed nominee to serve as a director of the Company, including a statement of the qualifications of the candidate and at least three business references. All recommendations for nomination of directors should be sent to the Corporate Secretary, Sturm, Ruger & Company, Inc., 1 Lacey Place, Southport, CT 06890. The Corporate Secretary will accept such recommendations and forward them to the Chairman of the Nominating and Corporate Governance Committee. In order to be considered for inclusion by the Nominating and Corporate Governance Committee as a candidate at the Company's next Annual Meeting of Stockholders, stockholder recommendations for director candidates must be received by the Company in writing delivered or mailed by first class United States mail, postage prepaid, no earlier than December 30, 2009 (120 days prior to the first anniversary of this year's Annual Meeting of Stockholders,) and no later than January 29, 2010 (90 days prior to the first anniversary of this year's Annual Meeting of Stockholders.)

      The Company has not rejected any Director candidates put forward by a stockholder or group of stockholders who beneficially owned more than 5% of the Company's Common Stock for at least one year prior to the date of the recommendation.

Executive Operations Committee

      Effective August 1, 2006, the Board established the Executive Operations Committee to collaborate with the Company's executive team during the transition in the management of the Company, and appointed John A. Cosentino, Jr. and C. Michael Jacobi as Co-Chairs and James E. Service as a member of the Executive Operations Committee. The need to continue the Executive Operations Committee is evaluated by the Board annually and as a result of such evaluation and upon the recommendation of the Chief Executive Officer, the committee's continuance has been extended by the Board through 2009. The Board established the Executive Operations Committee's responsibilities and roles as follows:

      o To act as the Board's representatives in providing advisory leadership to management as needed and to ensure that all the expert resources, experiences and skill sets of the Board are constructively deployed in improving the business performance of the Company;

      o To establish and implement a strategic business plan that enables the delivery of the growth and profitability objectives of the Company's stockholders;

      o To develop and implement the Ruger Business System, a robust, Company-wide business system based on "lean" principles and practices, designed to become indelibly rooted and capable of sustaining itself beyond the tenure of the current management team;

      o To identify, recruit and develop key executive and management level personnel needed to execute the Company's strategic and operational plans and to ensure a viable succession plan;

      o To conduct ongoing oversight of Company operations and business performance, including operations and strategy deployment reviews with executive management;

      o To identify and explore major initiatives, such as acquisition analyses, major new program proposals and business opportunities; and

      o To ensure overall executive team effectiveness, collaboration and communication within management and with the Board.

      The Executive Operations Committee held 15 meetings during 2008. All members of the committee attended at least 75% of the meetings of the committee during their 2008 tenure.

             MEMBERSHIP AND MEETINGS OF THE BOARD AND ITS COMMITTEES

      In 2008, each Director attended all 2008 meetings of the Board and at least 75% of the meetings of its Committees on which he served during his 2008 tenure. In addition, all then-current members of the Company's Board attended the 2008 Annual Meeting of Stockholders. It is the policy of the Company that attendance at all meetings of the Board, all committee meetings, and the Annual Meeting of Stockholders is expected, unless the Director has previously been excused by the Chairman of the Board for good cause. Committee memberships and the number of meetings of the full Board and its committees held during the fiscal year 2008 are set forth in the table below. All committee memberships were effective as of April 23, 2008. When feasible and appropriate, it is the practice of the Board to hold its regular committee meetings in conjunction with the regular meetings of the Board of Directors.

   MEMBERSHIP AND MEETINGS OF THE BOARD AND ITS COMMITTEES TABLE FOR YEAR 2008

-----------------------------------------------------------------------------------------------------------------------
                                                                                Nominating and
                                                                                   Corporate
                                Board of          Audit        Compensation       Governance      Executive Operations
           Name                 Directors        Committee       Committee         Committee           Committee
--------------------------- ------------------ -------------- ----------------- ----------------- ---------------------
James E. Service                  Chair                            Member            Chair               Member
--------------------------- ------------------ -------------- ----------------- ----------------- ---------------------
Stephen L. Sanetti (1)         Vice-Chair
--------------------------- ------------------ -------------- ----------------- ----------------- ---------------------
Michael O. Fifer*                Member
--------------------------- ------------------ -------------- ----------------- ----------------- ---------------------
John A. Cosentino, Jr.           Member                            Chair             Member             Co-Chair
--------------------------- ------------------ -------------- ----------------- ----------------- ---------------------
C. Michael Jacobi                Member           Chair**                            Member             Co-Chair
--------------------------- ------------------ -------------- ----------------- ----------------- ---------------------
John M. Kingsley, Jr.            Member           Member**        Member**
--------------------------- ------------------ -------------- ----------------- ----------------- ---------------------
Stephen T. Merkel                Member          Member**          Member
--------------------------- ------------------ -------------- ----------------- ----------------- ---------------------
Ronald C. Whitaker               Member           Member                            Member**
--------------------------- ------------------ -------------- ----------------- ----------------- ---------------------
Total Number of Meetings            5                6               4                 4                   15
-----------------------------------------------------------------------------------------------------------------------

Notes to Membership and Meetings of the Board and its Committees Table

   * Non-independent Board member.
   ** As of April 23, 2008.
   (1) Stephen L. Sanetti voluntarily resigned from the Board on April 23, 2008.

                            NON-MANAGEMENT DIRECTORS

      The non-management members of the Board meet regularly in executive sessions and each such meeting is led by the non-executive Chairman of the Board, or in his absence, a presiding Director. James E. Service has served as the non-executive Chairman of the Board since February 24, 2006. Historically, the non-management Director with the greatest length of service as a Company Director was chosen annually for a one-year term as presiding Director at the first executive session held in concurrence with the organizational meeting of the Board held after each Annual Meeting of Stockholders. On April 24, 2007, the By-Laws were amended to define the Chairman of the Board as an independent, non-management Director who would also preside at all meetings of the Board, including meetings of the non-management Directors in executive session, which would generally occur as part of each regularly scheduled Board meeting. The April 24, 2007 By-Law amendment also provided that an independent, non-management Lead Director would be named to preside at stockholder, Board and executive session meetings and to act as an intermediary between the non-management Directors and management of the Company when special circumstances exist or communication out of the ordinary course is necessary, such as the absence or disability of the non-executive Chairman of the Board. John A. Cosentino, Jr. has served as Lead Director since April 24, 2007.

      Only non-management, independent Directors served on any committees of the Board.

================================================================================
                       DIRECTOR AND COMMITTEE COMPENSATION
================================================================================

      The Board believes that compensation for the Company's independent Directors should be a combination of cash and equity-based compensation. The Directors and the Compensation Committee annually review Director compensation utilizing published compensation studies. Any recommendations for changes are made to the full Board by the Compensation Committee. In 2006 and 2007, as a result of these reviews, the Directors' fee structure was changed as described below. The Directors' fee structure has not changed since April 1, 2007.

Directors' Fees and Other Compensation

      As of June 1, 2006, the Board approved a fee schedule whereby all non-management independent Directors receive annual retainer compensation of $75,000. The retainer compensation is paid as $50,000 in cash and $25,000 in restricted stock. In addition to the annual retainer fees, the Board Chairman receives $20,000, the Audit Committee Chairman receives $10,000 and the Compensation Committee Chairman and the Nominating and Corporate Governance Committee Chairman each receive $7,500. Payment for service on more than two committees was discontinued effective January 1, 2007. As of August 1, 2006, the Board established an Executive Operations Committee, as described above, and established additional committee fees of $50,000 per year for this Committee's Co-Chairs and $7,500 per year for its members.

      The annual retainer award of $25,000 worth of restricted stock was initially deferred subject to stockholder ratification of the 2007 Stock Incentive Plan at the 2007 Annual Meeting of Stockholders. Pending such ratification, the independent Directors received $25,000 per year in additional cash compensation, prorated from June 1, 2006 and continuing until June 30, 2007. On May 4, 2007, the date that the shares authorized under the 2007 Stock Incentive Plan were registered with the SEC following the April 24, 2007 stockholder ratification of the plan, the Board received their first annual awards of $25,000 worth of restricted stock and therefore discontinued the payment of additional cash compensation. The Board also approved the retroactive reduction of their cash compensation from $75,000 to $50,000 per year effective April 1, 2007, the quarter in which the 2007 Stock Incentive Plan was approved by the Company's stockholders. On April 23, 2008, the date of the 2008 Annual Meeting, the independent Directors received their annual awards of $25,000 of restricted stock, and the vesting period for the restricted shares awarded in 2007 was satisfied.

      Under the 2007 Stock Incentive Plan, options to purchase 20,000 shares of the Company's Common Stock are granted to Directors when they are first elected at an exercise price equal to the closing price on the date of award. These options vest and become exercisable in four equal annual installments of 25% of the total number of options awarded, beginning on the date of grant and on each of the next succeeding three anniversaries thereafter. Until the April 24, 2007 ratification of the 2007 Stock Incentive Plan, these options were previously granted under the 2001 Stock Option Plan for Non-Employee Directors.

      Directors are covered under the Company's business travel accident insurance policy for $300,000 while traveling on Company business, and are covered under the Company's director and officer liability insurance policies for claims alleged in connection with their service as a Director.

      All Directors were reimbursed for out-of-pocket expenses related to attendance at meetings.

                   DIRECTORS' COMPENSATION TABLE FOR YEAR 2008

      The following table reflects the cash and equity compensation received during the 2008 fiscal year by each non-management Director who served on the Company's Board and the committees of the Board. Please see "SUMMARY COMPENSATION TABLE" for disclosure of Directors' fees paid to management Directors in the 2008 fiscal year.

----------------------------------------------------------------------------------------------------------------------------
                                                                        Change in
                                                                      Pension Value
                               Fees                                  and Nonqualified
                            Earned or                    Option          Deferred              All
                             Paid in       Stock         Awards        Compensation           Other        Total Director
                             Cash (1)    Awards (2)      (3)(4)        Earnings (5)       Compensation     Compensation (6)
          Name                  ($)          ($)           ($)              ($)                ($)               ($)
--------------------------- ------------ ------------ -------------- ------------------ ------------------ -----------------
James E. Service               $85,000     $25,000                                                               $110,000
--------------------------- ------------ ------------ -------------- ------------------ ------------------ -----------------
John A. Cosentino, Jr.        $107,500     $25,000       $ 3,270                                                 $135,770
--------------------------- ------------ ------------ -------------- ------------------ ------------------ -----------------
C. Michael Jacobi             $108,800     $25,000       $11,360                                                 $145,160
--------------------------- ------------ ------------ -------------- ------------------ ------------------ -----------------
John M. Kingsley, Jr.          $51,200     $25,000                          $0                                    $76,200
--------------------------- ------------ ------------ -------------- ------------------ ------------------ -----------------
Stephen T. Merkel               50,000     $25,000       $11,360                                                 $86,360
--------------------------- ------------ ------------ -------------- ------------------ ------------------ -----------------
Ronald C. Whitaker              50,000     $25,000       $11,360                                                  $86,360
--------------------------- ------------ ------------ -------------- ------------------ ------------------ -----------------
Total                         $452,500    $150,000       $37,350            $0                 $0                $639,850
----------------------------------------------------------------------------------------------------------------------------

Notes to Directors' Compensation Table

      (1)   See "DIRECTOR'S FEES AND OTHER COMPENSATION" above.

      (2) Represents grant date dollar value of one-year-deferred restricted stock awards worth $25,000 each that were awarded to each non-management independent director on April 23, 2008 under the 2007 Stock Incentive Plan in accordance with the Director fee schedule approved June 1, 2006.

      (3) Non-qualified stock option awards were granted as of date of election to Board under the Company's 2001 Stock Option Plan for Non-Employee Directors at an exercise price equal to the closing price of the Common Stock on the date of grant. These options vest and become exercisable in four equal annual installments of 25% of the total options awarded, beginning on the date of grant and on each of the next three anniversaries thereafter. See "INDEPENDENT DIRECTORS' OUTSTANDING OPTION AWARDS AT FISCAL YEAR-END 2008 TABLE" below for further information.

      (4) This column represents the grant date fair value amount recognized for financial reporting purposes calculated in accordance with the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 123R "Share-based Payments"("FAS 123R"). See Note 5 of the consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2008 regarding assumptions underlying valuation of equity awards.

      (5) This column represents the sum of the increased change in pension value in 2008 for each Director, and applies only to Directors who were former employees of the Company. Mr. Kingsley is the only Director who is a former employee of the Company. Mr. Kingsley's total change in pension value is related to his service as Executive Vice President of the Company from 1971 to 1996. Mr. Kingsley's negative change in pension value, ($65,170), is not reportable in the table above. No Director received preferential or above-market earnings on deferred compensation (also see Note 6 below). The change in pension value is calculated based on a 6.25% discount rate, the 2000 Group Mortality Table, participant ages as of December 31, 2008, accrued benefits as of December 31, 2007, the date the Company's pension plans were "frozen", and in the case of the SERP, a COLA assumption of 1.5% per year. See "PENSION PLANS" and the "PENSION BENEFITS TABLE" below for additional information, including the present value assumptions used in the calculation.

      (6) The Company's non-management Directors do not receive non-equity incentive plan compensation, pension or medical plan benefits or non-qualified deferred compensation.

                     Directors' Beneficial Equity Ownership

      In 2006 the Board set a minimum equity ownership requirement for Non-Management Directors of five times their annual base cash retainer of $50,000, to be achieved within five years of the later of the date of adoption or the date of a Director's election. As Directors are expected to hold a meaningful ownership position in the Company, a significant portion of overall Director compensation is intended to be in the form of Company equity. This has been partially achieved through options granted to each independent Director under the 2001 Stock Option Plan for Non-Employee Directors and through option grants and restricted stock awards under the 2007 Stock Incentive Plan, which was approved at the 2007 Annual Shareholders Meeting. The current amounts of Common Stock beneficially owned by each Director may be found in the "BENEFICIAL OWNERSHIP TABLE" below.

 INDEPENDENT DIRECTORS' OUTSTANDING OPTION AWARDS AT FISCAL YEAR END 2008 TABLE

      The following table sets forth outstanding option awards issued to the Company's Independent Directors under the 2001 Stock Option Plan for Non-Employee Directors and 2007 Stock Incentive Plan. See "BENEFICIAL OWNERSHIP TABLE" below for information regarding each Company Director's total beneficial ownership.

------------------------------------------------------------------------------------------------------------------------------------
                                       Number of Securities
                                      Underlying Unexercised
                                            Options (1)
                                                                                        Option
                                   Exercisable     Unexercisable                       Exercise
              Name of                   (2)             (2)                            Price (3)     Option Vesting      Option
       Independent Director             (#)             (#)           Grant Date          ($)             Date       Expiration Date
---------------------------------- --------------- --------------- ----------------- --------------- --------------- ---------------
James E. Service                       20,000                   0      1/5/2001          $9.875        1/5/2004            1/5/2011
---------------------------------- --------------- --------------- ----------------- ------------- --------------- -----------------
John A. Cosentino, Jr.                 20,000                   0      8/1/2005          $10.88       8/1/2008             8/1/2015
---------------------------------- --------------- --------------- ----------------- ------------- --------------- -----------------
C. Michael Jacobi                      15,000               5,000      6/1/2006           $6.15       6/1/2009             6/1/2016
---------------------------------- --------------- --------------- ----------------- ------------- --------------- -----------------
John M. Kingsley, Jr.                  20,000                   0      1/5/2001          $9.875        1/5/2004            1/5/2011
---------------------------------- --------------- --------------- ----------------- ------------- --------------- -----------------
Stephen T. Merkel                      15,000               5,000      6/1/2006           $6.15       6/1/2009             6/1/2016
---------------------------------- --------------- --------------- ----------------- ------------- --------------- -----------------
Ronald C. Whitaker                     15,000               5,000      6/1/2006           $6.15       6/1/2009             6/1/2016
---------------------------------- --------------- --------------- ----------------- ------------- --------------- -----------------
Total                                 105,000              15,000
------------------------------------------------------------------------------------------------------------------------------------

Notes to Independent Directors' Outstanding Option Awards at Fiscal Year End
Table

      (1) Awards of options to purchase the Company's Common Stock represented in this table were granted pursuant to the Company's 1998 Stock Incentive Plan.

      (2) Options awarded to Independent Directors upon their date of election vest and become exercisable in four equal annual installments of 25% of the total number of options awarded, beginning on the date of grant and on each of the next succeeding three anniversaries thereafter and have a 10 year term. Amounts shown as exercisable or unexercisable reflect the vesting status of each Director's options within 60 days of March 1, 2009.

      (3) This column represents the exercise price of awards of options to purchase the Company's Common Stock which exercise price was not less than the closing price on the grant date.

================================================================================
                      COMPENSATION DISCUSSION AND ANALYSIS
================================================================================

      What is the Company's Philosophy Regarding Compensation and what are the Compensation Program Objectives and Rewards?

      The Company's executive compensation program is designed to reward both corporate and individual performance in an environment that reflects commitment, responsibility and adherence to the highest standards of ethics and integrity. Recognition of both individual contributions as well as overall business results permits an ongoing evaluation of the relationship between the size and scope of the Company's operations, its performance and its executive compensation.

      The program's objectives are to attract, retain and motivate the workforce that helps to ensure our future success, support a lean and flexible business model culture and to help achieve overall business objectives in order to provide our stockholders with a superior rate of return.

What are the Company's Governance Practices Regarding Compensation?

Stockholders:                 The 2007 Stock Incentive Plan (the "2007 SIP"),
                              which was approved by the stockholders at the Company's 2007 Annual Meeting, replaced all previous stock incentive plans. The Company does not have any stock plans that are not stockholder-approved.

Board and                     The Compensation Committee and the Board determine
Compensation                  the compensation of the Company's executive
Committee and Nominating      officers, including the individuals whose
and Corporate Governance      compensation is detailed in this Proxy Statement.
Committee:                    The Compensation Committee, which is composed
                              entirely of independent Directors, establishes and administers compensation programs and philosophies. The Compensation Committee ensures that stockholder-approved plans are administered in accordance with good governance practices and stockholder intent. The Compensation Committee is responsible for the recommendation of salaries, bonuses and long-term incentive compensation paid to executive officers, bonus pools for non-executive employees, retirement formulas for executive officers, deferred compensation plans, and any employment and change-in-control agreements. In addition, the performance of each executive officer is evaluated by the Nominating and Corporate Governance Committee and reported to the full Board. The full Board reviews the Compensation Committee and Nominating and
                              Corporate Governance Committee reports and acts on recommendations of the Compensation Committee.

Management:                   The Chief Executive Officer's views regarding the
                              performance and recommended compensation levels for the Company's executive officers are discussed with all of the non-management Directors, including the Compensation Committee and the Nominating and Corporate Governance Committee.
                              Within management, the Chief Executive Officer and the Corporate Secretary serve as liaisons with these committees.

What are the Company's Governance Practices Regarding Stock Options?

      The use of equity compensation is a significant component of the Company's overall compensation philosophy and is one that the Company plans to continue. The Company's philosophy is built on the principles that equity compensation should seek to align participants' actions and behaviors with stockholders' interests, be market-competitive, and be able to attract, motivate and retain the best employees, independent contractors and Directors.

      The Board has established the following practices and policies regarding stock options and grants:

      o The Company's policy for setting the timing of stock option grants does not allow executives to have any role in choosing the price of their options or other stock awards;

      o The Company has never "back dated" or repriced options or other stock awards, and the 2007 Stock Incentive Plan states that repricing of options is not allowed under the plan;

      o Stock options or stock grants for employees shall be issued only on the fourth business day following the public quarterly filing of the Company's Forms 10-K or 10-Q in order to allow the investment markets adequate time to assimilate the current financial information, and will be valued at the mean between the highest and lowest sales prices of the Company's common stock on the NYSE on the date of grant;

      o Annual performance-based options for executive officers and certain employees shall generally be approved at the first Board meeting of each year and shall be issued in quarterly increments on the fourth business day following the filing of the public quarterly filing of the Company's Forms 10-K or 10-Q;

      o The executive officers' annual performance-based option awards shall be based on two-thirds of their assigned bonus potential divided by the Black-Scholes value per option in accordance with FAS 123R; and

      o The restricted stock unit awards to the executive officers in lieu of the 25% equity portion of their prior year's performance-based bonus shall be made on the date that the Board approves payment of the prior year's performance bonus in accordance with the Company's Incentive Compensation Program.

      The Compensation Committee and the Board consider recommendations from the Chief Executive Officer in establishing appropriate option grants to officers or employees. All stock option awards, including the specific number of options granted to specific individuals, have been, and will continue to be, subject to the approval of the Compensation Committee and ratification by the full Board. The Company's Corporate Secretary is responsible for issuing grants upon their approval by the Compensation Committee and the full Board and maintaining records of all grants issued, exercised or terminated in accordance with the terms of the 1998 Stock Incentive Plan, 2001 Stock Option Plan for Non-Employee Directors and the 2007 Stock Incentive Plan.

What are the Elements of Compensation?

      The key elements of the Company's executive compensation consist of:

Cash Compensation:            Base salary and bonuses.

Equity Compensation:          Pursuant to the Company's 2007 Stock Incentive
                              Plan approved by the Company's stockholders on April 24, 2007, which replaced all prior stock incentive plans, the Company may make grants of stock options, restricted stock, deferred stock and stock appreciation rights ("SARS"), any of which may or may not require the satisfaction of performance objectives.

Retirement Benefits:          Until December 31, 2007, the Company offered a
                              tax-qualified defined-benefit Salaried Employee's
                              Retirement Income Plan (the "Pension Plan") to all salaried employees and a non-qualified defined-benefit Supplemental Executive Retirement
                              Plan (the "SERP") to one employee and two retired employees. In 2007, the Company's Pension Plan was amended so that employees will no longer accrue benefits under it effective December 31, 2007.
                              This action "froze" the benefits for all employees and prevented future hires from joining the plan, effective December 31, 2007. Starting in 2008, the
                              Company provided supplemental discretionary contributions to substantially all employees' individual 401(k) Plan accounts. In 2007, the
                              Company's SERP was amended effective December 31,
                              2007 so that lump-sum payments of the benefits accrued were paid to the one employee and one of the two retiree participants. There are no current employees participating in the SERP. For further discussion, see "PENSION PLANS" below.

Health, Welfare and Other     The Company offers the same health and welfare
Insurance Benefits:           benefits to all salaried employees. These benefits
                              include medical benefits, dental benefits, vision benefits, life insurance, salary continuation for short-term disability, long-term disability insurance, accidental death and dismemberment insurance and other similar benefits. Because these benefits are offered to a broad class of employees, the cost is not required by SEC rules to be included in the "SUMMARY COMPENSATION TABLE" below. Officers are covered under the Company's business travel accident insurance policy for ten times their base salary to a maximum of $5,000,000 while traveling at any time. Officers are also covered under the Company's director and officer liability insurance policies for claims alleged in connection with their service as an officer, as applicable.

Severance Agreements:         The Company has a Severance Policy that covers all
                              employees. In addition, the officers of the Company are offered specific severance agreements that provide severance benefits to them when their employment terminates as a result of a change in control or by the Company without cause. For further discussion, see "Potential Payments Upon
                              Termination or Change in Control" below.

Why Does the Company Choose to Pay Each Element?

      The Company's compensation and benefits programs are designed to fulfill the Company's need to attract, retain and motivate the highly talented individuals who will engage in the behaviors necessary to enable the Company to achieve its business objectives while upholding our values in a highly competitive marketplace. The reasons for each of the elements of compensation are:

      o Base salaries and retirement and welfare benefits are designed to attract and retain employees over time;

      o Performance-based incentive bonuses, which are paid in cash or a combination of cash and deferred stock, are designed to focus executives and employees on important Company-wide performance goals;

      o Long-term equity incentives, including non-qualified or incentive stock options, SARS and restricted stock and deferred stock awards are designed to focus executives' efforts on their individual contributions to the long-term success of the Company, as reflected in increases to the Company's stock prices over a period of several years, growth in its earnings per share and other measurements of corporate performance; and

      o Severance Agreements, which are designed to facilitate the Company's ability to attract and retain talented executives and encourage them to remain focused on the Company's business during times of corporate change.

      As a result of the Company's equity and non-equity incentive plan awards, a significant portion of the Company's executive compensation is linked directly to individual and corporate performance. The Compensation Committee intends to continue the policy of linking executive compensation to corporate and individual performance, recognizing that the ups and downs of the business cycle from time to time may result in an imbalance for a particular period.

How Does the Company Determine the Amount/Formula for Each Element?

      Generally, each element of compensation is evaluated independently to determine whether it is competitive within the market as a whole, and then the aggregate compensation is evaluated using publicly available data to determine whether it is competitive and reasonable within the market as a whole, as further described below. The target percentages of total annual compensation for the Named Executive Officers range from 45% - 55 % for base salaries, 25% - 35% for bonus opportunities, and 15%-25% for equity opportunities.

How are Salaries Determined?

      Salaries for executive officers are determined by considering historical salaries paid by the Company to officers having certain duties and responsibilities, by comparing those salaries to required market rates for compensation of new executives being recruited to the company, and then evaluating the current responsibilities of the officer's position, the scope and performance of the operations under their management and the experience and performance of the individual.

      In making its salary decisions, the Compensation Committee places its emphasis on the particular executive's experience, responsibilities and performance. No specific formula is applied to determine the weight of each factor. The Compensation Committee has historically followed a policy of using performance-based incentive bonus awards rather than base salary to reward outstanding performance, and base salaries are not typically adjusted each year.

How are Bonuses Determined?

      The Company's Named Executive Officers are eligible for quarterly profit-sharing, an annual performance-based incentive bonus and discretionary bonuses. All employees participate in quarterly profit sharing, and all are eligible for consideration for discretionary bonuses, which are awarded under special circumstances. Supervisory employees, mid-level and management-level employees and officers additionally participate in a performance-based incentive program. These annual performance incentive bonuses are based on operating performance metrics and goals approved annually by both the Compensation Committee and the full Board.

      Under the performance-based incentive program, individual bonus opportunities range from between 5% to 75% of each employee's annual base salary or hourly wage compensation, and are based on the employee's level of responsibility.

      The Company has adopted a policy that executive officers of the Company shall have 25% of any performance incentive bonus that is earned paid in restricted stock units in lieu of cash. These restricted stock units convert to shares of Common Stock of the Company after a three-year cliff-vesting period. The quantity of restricted stock units is determined based upon a one-third discount to the mean of the highest and lowest sales price of a share of Common Stock on the date of grant.

How are Equity Compensation Awards Determined?

      Equity compensation awards are given to key employees and officers of the Company to align their long-term interests with those of the shareholders. In 2006 the Company adopted a practice whereby key new executives hired by the Company would receive an initial, one-time award of stock options with time-based vesting. New Vice Presidents were granted 100,000 such options and the new Chief Executive Officer was granted 400,000 such options. In 2007, the Company extended the practice to include more modest, annual awards of options with performance-based vesting for officers, and senior managers based on their performance, in quantities reflecting their level of responsibility. Performance-based option awards were granted pursuant to this policy in 2007, 2008 and 2009. The performance-based options which were granted in 2007 vest only upon achievement of earnings-based operating goals within three years of grant. If the goals are not met within three years of grant, the options will not vest and will expire. It is not anticipated that the options granted in 2007 will vest because of the aggressiveness of the performance goals set at the time of grant. Establishment of the performance criteria for the performance-based options granted in 2008 was deferred until February 3, 2009 in order to use the Company's year-end 2008 financial results as a baseline measurement in establishing the performance criteria. The 2008 and 2009 performance-based options granted will vest only upon achievement of earnings-based operating goals within six years of grant. If the goals are not met within six years of grant, the options will not vest and will expire.

      The Compensation Committee considers previous grants and the responsibilities of an executive and the recommendation of the Chief Executive Officer when determining the amount of stock awards to be granted. In 2009 the Company based the value of performance-based stock option awards for executive officers in an amount equal to two-thirds of the target value of their performance-based bonus opportunity, using the Black-Scholes valuation methodology in accordance with the provisions of FAS 123R.

What are the Company's Ongoing Plans for Plan-Based Equity Compensation?

      The Company intends to consider annually the grant of performance-based stock options for management-level employees as described above. The performance goals will likely vary from year to year and will be based on the perceived needs of the business at the time of the award. The Company does not currently anticipate expansion of the equity compensation program as described above.

How is the Chief Executive Officer's Performance Evaluated and Compensation Determined?

      The Nominating and Corporate Governance Committee, the Compensation Committees and the Board as a whole annually evaluate the performance and review the compensation of the Chief Executive Officer utilizing a variety of criteria. The job objectives established for the Chief Executive Officer are:

      o To promote and require the highest ethical conduct by all Company employees and demonstrate personal integrity consistent with the Company's Corporate Governance Guidelines.

      o To establish, articulate and support the vision for the Company that will serve as a guide for expansion.

      o To align physical, human, financial and organizational resources with strategies.

      o To communicate strategies and alignment in a clear manner so that every employee understands their personal role in the Company's success.

      o To establish succession planning processes in order to select, coordinate, evaluate and promote the best management team.

      o     To keep the Board informed on strategic and business issues.

      Evaluation of the Chief Executive Officer's performance with regard to these job objectives is rated on the following business skills and performance achievement:

      o Leadership: his ability to lead the Company with a sense of direction and purpose that is well understood, widely supported, consistently applied and effectively implemented.

      o Strategic Planning: his development of a long-term strategy, establishment of objectives to meet the expectations of stockholders, customers, employees and all Company stakeholders, consistent and timely progress toward strategic objectives and obtainment and allocation of resources consistent with strategic objectives.

      o Financial Goals and Systems: his establishment of appropriate and longer-term financial objectives, ability to consistently achieve these goals and ensuring that appropriate systems are maintained to protect assets and control operations.

      o Financial Results: his ability to meet or exceed the financial expectations of stockholders, including continuous improvement in operating revenue, cash flow, net income, capital expenditures, earnings per share and share price.

      o Succession Planning: his development, recruitment, retention, motivation and supervision of an effective top management team capable of achieving objectives.

      o Human Resources: his ensuring development of effective recruitment, training, retention and personnel communication plans and programs to provide and motivate the necessary human resources to achieve objectives.

      o Communication: his ability to serve as the Company's chief spokesperson and communicate effectively with stockholders and all stakeholders.

      o Industry Relations: his ensuring that the Company and its operating units contribute appropriately to the well-being of their communities and industries, and representation of the Company in community and industry affairs.

      o Board Relations: his ability to work closely with the Board to keep them fully informed on all important aspects of the status and development of the Company, his implementation of Board policies, and his recommendation of policies for Board consideration.

      The Chief Executive Officer's compensation levels are determined after performance evaluations based on published compensation studies, the Chief Executive Officer's demonstrated abilities and contributions to the success of the Company, and the overall results of Company operations.

What is the Chief Executive Officer's Compensation History?

      Michael O. Fifer joined the Company as Chief Executive Officer on September 25, 2006, with an annual base salary of $400,000, an option award to purchase 400,000 shares of the Company's Common Stock under the 1998 Stock Incentive Plan, a $75,000 guaranteed bonus for 2006, a 75% target bonus opportunity thereafter, a one-time $250,000 restricted stock award to be issued under the 2007 stock Incentive Plan, and reimbursement for temporary living, commuting and relocation expenses with related tax gross-up. In both 2007 and 2008, Mr. Fifer received performance-based option awards to purchase 40,000 shares of Common Stock subject to vesting criteria as described above. Mr. Fifer's base compensation and target bonus opportunity have not changed since he joined the Company in 2006.

Does the Company Pay for Perquisites?

      The Company believes in limited perquisites for its Directors and executive officers. Perquisites include discounts on Company products, which are available to all Company employees and Directors. The Company has a Relocation Policy covering all employees based on their grade level that provides various levels of temporary living and relocation expense reimbursements, payment of related taxes, and the use of Company vehicles for business purposes. Temporary living and relocation reimbursements and related tax payments for the Named Executive Officers are disclosed in the "SUMMARY COMPENSATION TABLE" below.

================================================================================
                             EXECUTIVE COMPENSATION
================================================================================

                           SUMMARY COMPENSATION TABLE

      The following table summarizes total compensation paid or earned by the Company's Name Executive Officers (those officers who served as Chief Executive Officer or Chief Financial Officer during 2008, and the three other officers who received the highest compensation in 2008) who served in such capacities during 2008.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Change in
                                                                                              Pension Value
      Named                                                                                     and Non-
    Executive                                                                   Non-Equity      qualified        All
   Officer and                                         Stock      Option      Incentive Plan    Deferred        Other
    Principal                             Bonus       Awards      Awards       Compensation   Compensation     Compen-
    Position       Year    Salary          (1)          (2)         (3)             (4)       Earnings (5)   sation (6)    Total
                             ($)           ($)          ($)         ($)             ($)            ($)           ($)        ($)
------------------ ----- -------------- ----------- ----------- ------------- -------------- ---------------- ----------- ----------
Michael O.
Fifer (7)          2008  $ 400,000      $        0  $   86,900  $  162,300    $  278,501     $        0       $   25,776  $  953,477
President, Chief   2007  $ 400,000      $   15,385  $  290,000  $  193,360    $        0     $   10,989       $  191,860  $1,101,594
Executive Officer  2006  $ 107,692      $   75,000  $        0  $   43,280    $        0     $    2,463       $   11,551  $  239,986
and Director

------------------ ----- -------------- ----------- ----------- ------------- -------------- ---------------- ----------- ----------
Stephen L.
Sanetti (8)
Vice Chairman
of the Board of    2008  $ 108,333      $  325,000  $        0  $        0    $        0     $  989,889 (10)  $   18,558  $1,441,780
Directors,         2007  $ 325,000      $   12,500  $   32,500  $   11,648    $        0     $   96,899 (10)  $    4,526  $  483,073
President, Chief   2006  $ 322,917 (9)  $  113,750  $        0  $        0    $        0     $   36,149 (10)  $      516  $  473,332
Operating
Officer and
General Counsel

------------------ ----- -------------- ----------- ----------- ------------- -------------- ---------------- ----------- ----------
Thomas A.
Dineen             2008  $ 221,875      $        0  $   24,073  $   47,908    $   82,143     $        0       $   16,625  $  392,624
Vice President,    2007  $ 197,917      $    7,692  $   20,000  $   44,242    $        0     $    9,729       $   10,133  $  289,713
Treasurer and      2006  $ 168,250      $   52,500  $        0  $        0    $        0     $    4,321       $      108  $  225,179
Chief Financial
Officer

------------------ ----- -------------- ----------- ----------- ------------- -------------- ---------------- ----------- ----------
Christopher J.
Killoy (11)        2008  $ 230,625      $        0  $   25,023  $   57,912    $   85,400     $        0       $   21,472  $  420,432
Vice President of  2007  $ 200,000      $    7,692  $   20,000  $   69,560    $        0     $    9,923       $    9,710  $  316,885
Sales and          2006  $  19,743      $    6,667  $        0  $    5,470    $        0     $    7,155       $        0  $   39,035
Marketing

------------------ ----- -------------- ----------- ----------- ------------- -------------- ---------------- ----------- ----------
Thomas P.
Sullivan (12)      2008  $ 235,000      $        0  $   25,498  $   37,920    $   86,952     $    1,762       $   17,721  $  404,853
Vice President of  2007  $ 235,000      $    9,038  $   23,500  $   49,568    $        0     $    6,333       $   40,831  $  364,270
Newport            2006  $  89,104      $   50,000  $        0  $   14,431    $        0     $      683       $  104,332  $  258,550
Operations

------------------ ----- -------------- ----------- ----------- ------------- -------------- ---------------- ----------- ----------
Mark T.
Lang(13)           2008  $ 196,154      $        0  $   21,283  $   45,882    $   73,030     $        0       $   10,800  $  347,149
Group Vice         2007
President          2006
------------------------------------------------------------------------------------------------------------------------------------

Notes to Summary Compensation Table

(1) This column represents discretionary bonuses awarded by the Board of Directors. For Michael O. Fifer and Thomas P. Sullivan, 2006 amounts represent guaranteed bonuses awarded upon their employment with the Company. For Stephen L. Sanetti, 2008 amount represents a discretionary bonus paid upon his voluntary termination in consideration of his service to the Company.

(2) This column represents the dollar amounts recognized for financial statement reporting purposes in each fiscal year with respect to the grant date fair value of stock awards. 2007 amounts are for stock grants awarded to the Named Executive Officers, and 2008 amounts are for Restricted Stock Units ("RSUs") that were awarded in lieu of 25% of the 2008 performance-based cash bonus to the Named Executive Officers. These RSUs are subject to a three-year vesting period. See "OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2008 TABLE" below for further information regarding stock granted to each Named Executive Officer.

(3) This column represents the dollar amount grant date fair value recognized for financial statement reporting purposes with respect to each fiscal year for the fair value of stock options granted to the Named Executives Officers in 2008, 2007 and 2006, in accordance with the provisions of FAS 123R, and may include amounts from awards granted in previous years. Establishment of the performance criteria for the performance-based options awarded to the named executive officers on April 23, 2008 was deferred until February 3, 2009 in order to establish criteria based on the stronger performance expected by year-end 2008, and therefore were not expensed in 2008. In addition, performance-based options awarded to the named executives on April 24, 2007 are not expected to vest because of the uncertainty of meeting their aggressive performance criteria and therefore were not expensed in 2008. See Note 5 of the consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2008 regarding assumptions underlying valuation of equity awards. Any estimate of forfeitures related to service-based vesting conditions are disregarded pursuant to the SEC Rules. See "OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2008 TABLE" below for further information regarding stock options granted to each Named Executive Officer. Mr. Sanetti forfeited his non-vested option awards upon his voluntary termination on April 30, 2008.

(4) This column represents the non-equity portion of performance-based bonus payments made under the Company's 2008 Incentive Compensation Program. These amounts were calculated and paid in full in the year following the fiscal year in which they were earned. Non-equity performance-based bonuses were not paid in 2007 or 2006.

(5) This column represents the increased change in pension value for each fiscal year for each of the named executives. Negative changes in pension value, which are not reportable in the above table, for the Named Executive Officers were: M. Fifer - ($3,533), T. Dineen - ($6,629), S. Sanetti - ($46,749) and C. Killoy - ($3,474). No named executive officer received preferential or above-market earnings on deferred compensation. The Company's pension plans were frozen, and no further benefit service was accrued, as of January 1, 2008. Mark T. Lang, who was hired after January 1, 2008, was therefore not a participant in the pension plan and had no change in pension value. For 2008, the change in pension value is calculated based on a 6.25% discount rate, participant ages as of December 31, 2008, frozen accrued benefits as of December 31, 2007, the 2000 Group Mortality Table, and in the case of the SERP, a COLA assumption of 1.5% per year. See "PENSION PLANS" and the "PENSION BENEFITS TABLE" below for additional information.

(6) This column represents: (i) relocation and temporary living and related tax gross-ups, (ii) commuting allowance not subject to gross-up for taxes,
      (iii) taxable value of Company products received, (iv) taxable premiums paid by the Company for group term life insurance, and (v) Employer safe-harbor matching and discretionary supplemental contributions made under the Company's 401(k) Plan. See "ALL OTHER COMPENSATION TABLE" below for additional information.

(7) Michael O. Fifer joined the Company as Chief Executive Officer effective September 25, 2006, and was appointed to the Board of Directors on October 19, 2006. Mr. Fifer assumed the additional responsibilities of President on April 23, 2008.

(8) Stephen L. Sanetti served as interim Chief Executive Officer from February 28, 2006 to September 25, 2006, when Mr. Fifer joined the Company as Chief Executive Officer. Mr. Sanetti voluntarily resigned from the Board on April 23, 2008, and from the Company on April 30, 2008 to become the President and Chief Executive Officer of the National Shooting Sports Foundation.

(9) For 2008, represents the actual lump sum cash settlement value of Mr. Sanetti's accrued benefits under the Supplemental Executive Retirement Plan (the "SERP"). For 2007 and 2006, includes a change in accumulated pension value under the Company's Pension Plan for Mr. Sanetti as follows:
      2007 - $61,809; 2006 - $29,501, and under the Company's Supplemental Executive Retirement Income Plan as follows: 2007 - $35,090; 2006 - $6,648. Mr. Sanetti was the only active employee participating in the SERP in 2008, and received a lump sum settlement of his SERP benefits on February 1, 2008.

(10) For 2006, includes $3,000 for Director's Fees and $3,250 for Meeting Fees paid to Mr. Sanetti pursuant to the Company's policy in effect until June 1, 2006. See "DIRECTOR'S FEES AND RETAINERS" above.

(11) Christopher J. Killoy was appointed Vice President of Sales and Marketing on November 27, 2006, having previously served in that position from November 1, 2004 to January 25, 2005.

(12) Thomas P. Sullivan was appointed Vice President of Newport Operations on August 14, 2006.

(13)  Mark T. Lang was appointed Group Vice President on February 18, 2008.

                   ALL OTHER COMPENSATION TABLE FOR YEAR 2008

------------------------------------------------------------------------------------------------------------------------
                                                                              Taxable
                                                                             Premiums
                                          Relocation and                      Paid by            Company
                                         Temporary Living      Taxable          the           Matching and
                                          and Related Tax     Value of        Company         Discretionary
                                           Gross-Ups and       Company       for Group         401(k) Plan
                                             Commuting        Products       Term Life        Contributions
                                             Allowance        Received       Insurance             (1)           Total
Named Executive Officers       Year             ($)              ($)            ($)                ($)            ($)
------------------------------ ----------- -------------------- --------------- ---------------- -------------- --------
                               2008        $      0                             $276             $25,500        $ 25,776
Michael O. Fifer               2007        $175,613 (2)                         $260             $15,987        $191,860
                               2006        $ 11,506 (2)                         $ 45             $     0        $ 11,551

------------------------------ ----------- -------------------- --------------- ---------------- -------------- --------
                               2008                             $174             172             $18,212        $ 18,558
Stephen L. Sanetti             2007                                             $516             $ 4,010        $  4,526
                               2006                                             $516             $     0        $    516

------------------------------ ----------- -------------------- --------------- ---------------- -------------- --------
                               2008                                             $117             $16,508        $ 16,625
Thomas A. Dineen               2007                                             $108             $10,025        $ 10,133
                               2006                                             $108             $     0        $    108

------------------------------ ----------- -------------------- --------------- ---------------- -------------- --------
                               2008        $  4,168 (3)                         $180             $17,124        $ 21,472
Christopher J. Killoy          2007        $  1,263 (3)                         $180             $ 8,267        $  9,710
                               2006        $      0                             $  0             $     0        $      0

------------------------------ ----------- -------------------- --------------- ---------------- -------------- --------
                               2008        $      0                             $180             $17,541        $ 17,721
Thomas P. Sullivan             2007        $ 31,251 (4)                         $180             $ 9,400        $ 40,831
                               2006        $104,287 (4)                         $ 45             $     0        $104,332

------------------------------ ----------- -------------------- --------------- ---------------- -------------- --------
                               2008                                             $207             $10,593        $ 10,800
Mark T. Lang                   2007
                               2006
------------------------------------------------------------------------------------------------------------------------

Notes to All Other Compensation Table

      (1) Consists of matching contributions made under the Sturm, Ruger & Company, Inc. 401(k) Plan (the "401(k) Plan"), to the Named Executive Officers who participated in the 401(k) Plan, based on their deferrals for each 401(k) Plan year. For 2008, also includes supplemental employer discretionary contributions made to all plan participants. Salaried employees were not eligible to participate in the 401(k) Plan in 2006.

      (2) Consists of reimbursements for Mr. Fifer's temporary living and relocation expenses, as follows: 2007 - $65,038 for real estate closing costs, $30,000 for incidental relocation expenses, $6,801 for commuting and $73,774 for related tax gross-ups ; 2006 - $3,202 for temporary lodging, $377 for meals, $2,937 for commuting, and $4,990 for related tax gross-ups.

      (3) Consists of the taxable value of commuting allowance for Mr. Killoy at one-half the I.R.S. approved mileage rate and not subject to gross-up for taxes.

      (4) Consists of reimbursements for Mr. Sullivan's temporary living and relocation expenses, as follows: 2007 - $12,500 for temporary lodging, $10,255 for relocation costs and $8,496 for related tax gross-ups; 2006 - $25,797 for temporary lodging, $36,000 for real estate closing costs, $10,000 for incidental relocation expenses, $1,172 for non-move travel, $421 for Company vehicle use and $30,897 for related tax gross-ups.

                 GRANT OF PLAN-BASED AWARDS TABLE FOR YEAR 2008

      The following table reflects estimated possible payouts under equity incentive plans to the Named Executive Officers during the fiscal year 2008 from the 2007 Stock Incentive Plan, consisting of performance-based option awards, time-based option awards and restricted stock unit awards. The Company's non-equity incentive plan compensation is based on achievement of certain financial performance goals for the fiscal year, and the cash portion is paid in full in the year subsequent to the year in which earned. These amounts are reported in the Summary Compensation Table, and are not included in this table because no further payment is required or allowed pertaining to the program. The 25% portion of the non-equity incentive plan compensation that is deferred into RSUs with three-year cliff-vesting is listed below.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            All Other
                                               Estimated Future Payouts     All Other        Option
                                               under Equity Incentive        Stock           Awards
                                                     Plan Awards            Awards :         (1)(2)
                                               ------------------------ ---------------- ---------------
                                                                                                            Exercise
                                                                                                            Price of
                                                                          Number of        Number of         Option         Grant
                                                                          Securities       Securities       Awards or       Date
                                                                          Underlying       Underlying       Base Price      Fair
Named                       Type of                               Max-       Stock           Options        of Stock        Value
   Executive       Grant          Award        Threshold  Target  imum      Granted          Granted        Awards((4)      (5)(6)
   Officers        Date         (1)(2)(3)         (#)       (#)    (#)        (#)              (#)          ($/Share)        ($)
--------------- ----------- ------------------ ---------- ------- ----- ---------------- --------------- ---------------- ----------
                            Performance-
                            Based Option                                                 40,000          $ 8.23           $107,136
                4/28/08     Award (1)
                ----------- ------------------ ---------- ------- ----- ---------------- --------------- ---------------- ----------
Michael O.                  Restricted
Fifer                       Stock Unit         20,335                                                    $4.27            $86,900
                2/3/09      Award (3)
====================================================================================================================================
Stephen L.
Sanetti               -           -                                                            -               -                -
====================================================================================================================================
                            Performance-
                            Based Option                                                 15,000          $8.23            $40,176
                4/28/08     Award (1)
Thomas A.       ----------- ------------------ ---------- ------- ----- ---------------- --------------- ---------------- ----------
Dineen                      Restricted
                            Stock Unit         5,633                                                     $4.27            $24,073
                2/3/09      Award (3)
====================================================================================================================================
                            Performance-
                            Based Option                                                 15,000          $8.23            $40,176
Christopher     4/28/08     Award (1)
J. Killoy       ----------- ------------------ ---------- ------- ----- ---------------- --------------- ---------------- ----------
                            Restricted
                2/3/09      Stock Unit         5,856                                                     $4.27            $25,023
                            Award (3)
====================================================================================================================================
                            Performance-
                            Based Option                                                 15,000          $8.23            $40,176
                4/28/08     Award (1)
                ----------- ------------------ ---------- ------- ----- ---------------- --------------- ---------------- ----------
Thomas P.                   Restricted
Sullivan        2/3/09      Stock Unit         5,967                                                     $4.27            $25,498
                            Award (3)
====================================================================================================================================
                            Time-Based
                            Option                                                       100,000         $7.97            $277,140
                3/3/08      Award (2)
                ----------- ------------------ ---------- ------- ----- ---------------- --------------- ---------------- ----------
                            Performance-
Mark T.         4/28/08     Based Option                                                 15,000          $8.23            $40,176
Lang                        Award (1)
                ----------- ------------------ ---------- ------- ----- ---------------- --------------- ---------------- ----------
                            Restricted
                2/3/09      Stock Unit         4,980                                                     $4.27            $21,283
                            Award (3)
====================================================================================================================================

Notes to Grant of Plan-Based Awards Table

      (1) Performance-based options awarded to the Named Executive Officers in 2008, which vest upon achievement of certain earnings-based operating goals within six years of their grant. If these goals are not met within six years of grant, these awards do not vest and will expire. If vesting is achieved, these options become exercisable on their vesting date.

      (2) Time-based options awarded to Named Executive Officers which vest and became exercisable in five equal annual installments of 20% of the total number of options awarded, beginning on the date of first anniversary of the date of grant and on each of the next succeeding four anniversaries thereafter and have a 10 year term.

      (3) RSUs awarded to the Named Executive Officers in lieu of 25% of their individual year-end 2008 performance-based cash bonus. The quantity is calculated using a one-third discount to market based on the mean of the highest and lowest sales price of a share of Common Stock on the date of grant. The RSUs are subject to three year cliff-vesting. At the end of the vesting period, the Company will issue one share of Common Stock for each vested RSU. Cash dividends equivalent to those paid on the Company's Common Stock, if any, will be credited to each Named Executive Officer's account for non-vested RSUs and shall be paid in cash to such individual when such RSUs become vested under the terms of the applicable RSU Agreement. If the Named Executive Officer terminates employment for any reason before the RSUs vest, he will receive cash equal to (i) the number of RSUs multiplied by two-thirds, and then multiplied by the lesser of (ii) the mean sales price of a share of Common Stock on the date of grant or (iii) the mean sales price of a share of Common Stock on the date of termination.

      (4) Represents the per share exercise price of the stock options granted in 2008 as described in footnotes (1) and (2) above, which was the mean of the highest and lowest sales price of the Common Stock as of the date of grant, or the discounted base price of restricted stock units granted in 2009 to each named executive as described in footnote (3) above, The closing price of a share of Common Stock was $8.03 on March 3, 2008, $7.98 on April 28, 2008 and $6.46 on
            February 3, 2009. Options to purchase the Company's Common Stock have never been repriced and are not permitted to be repriced under the terms of the 2007 Stock Incentive Plan.

      (5) Amounts shown for option awards represent the total grant date fair value recognized for financial statement reporting purposes with respect to stock options granted to the named executives in 2008 calculated in accordance with the provisions of FAS 123R. Establishment of the performance criteria for the performance-based options awarded to the Named Executive Officers on April 23, 2008 was deferred until February 3, 2009 in order to establish criteria based on the stronger performance expected by year-end 2008, and therefore were not expensed in 2008. See Note 5 of the consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2008 regarding assumptions underlying valuation of equity awards. Any estimate of forfeitures related to service-based vesting conditions are disregarded pursuant to the SEC Rules. The annual grant date fair value of the time-based options granted to Mr. Lang expensed in 2008 in accordance with FAS 123R was $45,882.

             OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2008 TABLE

      The following table reflects outstanding grants whose ultimate value is unknown and has not been realized (i.e. dependent on future results) for the Named Executive Officers. (For information on stock options and grants made in 2008 to the Named Executive Officers, see the "GRANTS OF PLAN-BASED AWARDS TABLE" above.)

------------------------------------------------------------------------------------------------------------------------------------
                                      OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2008 TABLE
------------------------------------------------------------------------------------------------------------------------------------
Named Executive                            OPTION AWARDS                                             STOCK AWARDS
Officer
----------------- ------------------------------------------------------------------ -----------------------------------------------
                                                                                                                          Equity
                                                                                                                         Incentive
                                                                                                              Equity       Plan
                                                                                                             Incentive   Awards:
                                                                                                               Plan      Market or
                                                                                                              Awards:     Payout
                                                                                                  Market     Number of   Value of
                                                 Equity                             Number of    Value of    Unearned    Unearned
                   Number of      Number of     Incentive                           Shares or    Shares or   Shares or   Shares or
                   Securities     Securities      Plan                               Units of    Units of      Units       Units
                   Underlying     Underlying     Awards:                              Stock       Stock      That Have   That Have
                  Unexercised    Unexercised    Unearned                               That      That Have      Not         Not
                   Options (1)   Options (12)   Options       Option     Option      Have Not       Not        Vested     Vested
                  Exercisable    Unexercisable     (2)       Exercise    Expiration   Vested      Vested        (3)         (3)
                       (#)            (#)          (#)       Price ($)      Date        (#)         ($)         (#)         ($)
----------------- -------------- -------------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
                     160,000        240,000                       $7.32  9/25/2016
                  -------------- -------------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
                                                  40,000         $13.39  4/24/2017
Michael O. Fifer  -------------- -------------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
                                                  40,000          $8.23  4/28/2018
                  -------------- -------------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
                                                                                                               20,335     $86,900
----------------- -------------- -------------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
Stephen L.
Sanetti (4)
----------------- -------------- -------------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
                     26,000         39,000                       $13.39  4/24/2017
                  -------------- -------------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
                                                  15,000         $13.39  4/24/2017
Thomas A. Dineen  -------------- -------------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
                                                  15,000          $8.23  4/28/2018
                  -------------- -------------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
                                                                                                               5,633      $24,073
----------------- -------------- -------------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
                     40,000         60,000                       $10.46  11/27/2016

                  -------------- -------------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
                                                  15,000         $13.39  4/24/2017
Christopher J.    -------------- -------------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
Killoy                                            15,000          $8.23  4/28/2018
                  -------------- -------------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
                                                                                                               5,856      $25,023
----------------- -------------- -------------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
                     40,000         60,000                        $6.85  8/14/2016

                  -------------- -------------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
                                                  15,000         $13.39  4/24/2017
Thomas P.         -------------- -------------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
Sullivan                                          15,000          $8.23  4/28/2018
                  -------------- -------------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
                                                                                                               5,967      $25,498
----------------- -------------- -------------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
                     20,000         80,000                        $7.97  3/03/2018
                  -------------- -------------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
Mark T. Lang                                      15,000          $8.23  4/28/2018
                  -------------- -------------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
                                                                                                               4,980      $21,283
----------------- -------------- -------------- ----------- ------------ ----------- ----------- ----------- ----------- -----------

TOTAL                286,000        479,000      185,000                                                       42,771     $182,777

----------------- -------------- -------------- ----------- ------------ ----------- ----------- ----------- ----------- -----------

Notes to Outstanding Equity Awards at Fiscal Year End Table

      (1) Amounts shown as exercisable or unexercisable reflect the vesting status of each individual's options within 60 days of March 1, 2009. Time-based options awarded to Named Executives normally vest and became exercisable in five equal annual installments of 20% of the total number of options awarded, beginning on the date of first anniversary of the date of grant and on each of the next succeeding four anniversaries thereafter and have a 10 year term. Options shown for Messrs. Fifer, Sullivan and Killoy were awarded on their individual dates of hire. Time-based options fully vest in the event of a Change in Control as defined in the applicable Stock Incentive Plan.

      (2) Performance-based options awarded to the Named Executives Officers vest upon achievement of certain earnings-based operating goals. The vesting period is three years for 2007 awards and six years for 2008 awards from the date of their grant. If these goals are not met within the specified number of years since grant, these awards do not vest and will expire. If vesting is achieved, these options become exercisable on the first anniversary of their vesting date for 2007 awards, and immediately upon vesting for 2008 awards. Performance-based options vest fully in the event of a Change in Control.

      (3) RSUs were awarded to the Named Executive Officers in lieu of 25% of their individual year-end 2008 performance-based cash bonus. The quantity of RSUs was calculated using a one-third discount to the mean of the highest and lowest sales price of a share of Common Stock on the date of grant. The RSUs are subject to three year cliff-vesting. At the end of the vesting period, the Company will issue one share of Common Stock for each vested RSU. RSUs fully vest in the event of a Change in Control, disability or retirement, as defined in the 2007 stock Incentive Plan, or in the event of death. If the Named Executive Officer terminates employment for any other reason, he will receive cash equal to (i) the number of RSUs multiplied by two-thirds, and then multiplied by the lesser of (ii) the mean sales price of a share of Common Stock on the date of grant or (iii) the mean sales price of a share of Common Stock on the date of termination.

      (4) Mr. Sanetti's performance-based options expired upon his voluntary termination on April 30, 2008.

                 OPTION EXERCISES AND STOCK VESTED IN 2008 TABLE

      The following table sets forth the value of equity realized by the Named Executive Officers upon exercise of vested options or the vesting of deferred stock during 2008. No Named Executive Officers exercised options in 2008, or held any unvested deferred stock at any time during 2008. (For further information on stock options and grants made in 2008 to the Named Executive Officers, see the "GRANTS OF PLAN-BASED AWARDS TABLE" above.)

------------------------ ----------------------------- -------------------------
                                Option Awards               Stock Awards
------------------------ ----------------------------- -------------------------
Named Executive Officer                                Number of
                           Number of        Value        Shares
                            Shares        Realized      Acquired      Value
                          Acquired on       Upon          Upon       Realized
                            Exercise       Exercise     Vesting     on Vesting
                              (#)             ($)          (#)           $
------------------------ --------------- ------------- ------------ ------------
Michael O. Fifer                -              -            -             -
------------------------ --------------- ------------- ------------ ------------
Stephen L. Sanetti              -              -            -             -
------------------------ --------------- ------------- ------------ ------------
Thomas A. Dineen                -              -            -             -
------------------------ --------------- ------------- ------------ ------------
Christopher J. Killoy           -              -            -             -
------------------------ --------------- ------------- ------------ ------------
Thomas P. Sullivan              -              -            -             -
------------------------ --------------- ------------- ------------ ------------
Mark T. Lang                    -              -            -             -
------------------------ --------------- ------------- ------------ ------------
         Total                  0              0            0             0
------------------------ --------------- ------------- ------------ ------------

            POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Payments on Change in Control

      In the event of a potential change in control of the Company, it is vitally important that executives be able to continue working in the best interest of our stockholders. For that reason, the Company has entered into severance agreements with the Named Executive Officers designed to provide salary and medical benefit continuance in the event of the termination of his employment under certain circumstances. The Company's severance agreements are not employment contracts and do not specify an employment term, compensation levels or other terms or conditions of employment. There are also change-in-control provisions in both the stock option and restricted stock agreements.

Covered Terminations and Severance Payments Pursuant to Change in Control Agreements

      Each of the Named Executive Officers' severance agreements provide for the following severance benefits, if during the term of the agreement: (A) he is terminated without cause or (B) there is a Change in Control and a subsequent reduction of his salary or a diminution of his duties and thereafter he terminates his employment within 90 days. In the situation described in clause
(A) above, he will receive a lump sum cash payment equal to 12 months of his annual base salary, if employed for less than five years, or 18 months of his annual base salary if employed for five or more years, and continued insurance benefits. Mr. Fifer's severance agreement provides for 18 months of his annual base salary. In the situation described in clause (B) above, the Named Executive Officer will receive an amount equal to a lump sum cash payment equal to 18 months of his annual base salary and 100% of his target cash bonus and continued insurance benefits. In both cases, such continued insurance benefits are to be paid to the Named Executive Officer net of employee contributions for a period equal to the number of months of severance pay.

      In all cases, payment of severance benefits will be subject to the six-month deferral requirements of under the IRS Tax Code Section 409A. All of the severance agreements have a one-year term, subject to automatic renewal on each anniversary of its date unless (A) the Named Executive Officer gives notice of his intention to terminate his employment, or (B) the Company gives notice of its intention not to renew the agreement at least one year in advance. The amount of severance and benefits are generally determined based on competitive market practices for executives at this level. The Compensation Committee also takes into consideration that executives at this level generally require a longer timeframe to find comparable jobs because there are fewer jobs at this level in the market and often have a large percentage of their personal wealth dependent on the status of the Company, given the fact that a large part of their compensation is equity-based.

Change in Control Events and Severance Benefits Not Covered by the Severance Agreements

      The 1998 Stock Incentive Plan and 2007 Stock Incentive Plan provide for accelerated vesting of stock awards that the executive has already received, not for additional payments. The 1998 Stock Incentive Plan has a single trigger component, the Change in Control event. If there is a Change in Control event, the accelerated vesting of stock-based compensation will occur whether or not the executive's employment is terminated. This further protects the executive because it provides him or her with an opportunity to exercise and vote the option shares as a stockholder. The 2007 Stock Incentive Plan also has a single trigger change in control accelerated vesting component which will apply unless, in the case of a merger or acquisition of the Company by another business entity, the surviving, continuing, or purchasing corporation assumes the awards previously issued under that plan.

Change in Control Definition

      Generally, under the Severance Agreements and the 1998 Stock Incentive Plan and 2007 Stock Incentive Plan, a "Change in Control" will be deemed to have occurred:

      o When any person acquires a significant percentage of the voting power of the Company (50% or more under the 1998 Stock Incentive Plan, and 25% or more under the 2007 Stock Incentive Plan);

      o If a majority of the Board members change, unless the new Directors are elected or nominated for election by at least two-thirds of the existing Board members;

      o     Upon the acquisition of the Company; or

      o Upon the liquidation or dissolution of the Company (with approval of the stockholders)

Termination by Death or Disability

      In the event of death or disability, executives receive no payment other than through life insurance or disability insurance available to salaried employees generally. Under the 1998 Stock Incentive Plan, all options may be exercised for 90 days after death or disability to the extent vested on the date of such death or total disability. Under the 2007 Stock Incentive Plan, vested options are exercisable in the case of death or disability within the greater of: 30 days, or one-fourth of the length of time elapsed since the options first vested to the date of termination. Under both plans, in no case can options be exercised beyond the expiration date of the award.

      In the event of termination by death or disability, the executive or his or her estate will receive his or her bonus to the extent earned.

Termination by Retirement

      Executives were eligible to participate in the Company's Pension Plan until December 31, 2007, the effective date of the plan's "freeze." In 2008, Stephen L. Sanetti was eligible for early retirement under the Pension Plan and was the only executive participating in the SERP, but elected to receive a cash settlement of his accrued SERP benefits in a lump sum payment made on February 1, 2008. None of the Named Executive Officers was eligible for normal retirement, and none of the Named Executive Officers accrued service under the Pension Plan beyond December 31, 2007, the effective date of that plan's "freeze" by the Company. Since Mark T. Lang was hired after January 1, 2008, he was not considered a participant in, and accrued no service under, the Company's Pension Plan. Pension benefits are described under "PENSION PLANS" below. In addition to the pension benefits described below, when a retirement-eligible employee terminates employment, his or her options awarded under the 1998 Stock Incentive Plan expire 90 days after termination. Under the 2007 Stock Incentive Plan, vested options awarded to the Named Executive Officers are exercisable in the case of retirement within the greater of: 30 days, or one-fourth of the length of time elapsed since the options first vested to the date of retirement. Under both plans, in no case can options be exercised beyond the expiration date of the award.

      In the event of termination by retirement, the executive will receive his or her bonus to the extent earned.

Voluntary and Involuntary Termination

      The severance benefits for the Named Executive Officers include base salary and medical insurance continuation in cases of termination without cause for a minimum of 12 months and a maximum of 18 months. Mr. Fifer's severance agreement provides for 18 months of his annual base salary in the event of his termination without cause. Under the 1998 Stock Incentive Plan, when a Named Executive Officer terminates voluntarily before retirement, his stock options expire 30 days after termination. Under the 2007 Stock Incentive Plan, vested options awarded to the Named Executive Officers are exercisable in the case of voluntary termination or involuntarily without cause within the greater of: 30 days, or one-fourth of the length of time elapsed since the options first vested to the date of retirement. Under both plans, options cannot be exercised beyond the expiration date of the award. Under both plans, in the case of termination for cause, an employee's stock options terminate immediately.

      If any employee voluntarily or involuntarily without cause terminates his or her employment the employee, will receive his or her bonus to the extent earned. If an employee is terminated for cause, any bonus is forfeited.

Retention and Transition Agreements

      The Company may enter into retention or "transition" agreements from time to time with executives who retire or voluntarily terminate their employment with the Company in order to facilitate the management transition of the executives' areas of responsibility. Stephen L. Sanetti entered into a transition agreement with the Company upon his voluntary termination as President, Chief Operating Officer and General Counsel on April 30, 2008. In recognition of Mr. Sanetti's service and achievements, this agreement provided for a discretionary bonus of $325,000, less applicable income tax withholdings, and in lieu of any other compensation or benefit other than those earned under the Company's qualified pension plans, or as required by applicable law.

         POTENTIAL AND ACTUAL PAYMENTS UNDER SEVERANCE AGREEMENTS TABLE

      The table below sets forth the terms and estimated potential payments and benefits provided in each termination circumstance for the Company's Named Executive Officers as of December 31, 2008. The potential amounts shown in the table do not include payments and benefits to the extent that they are provided on a non-discriminatory basis to the Company's salaried employees generally.

------------------------------- ---------------- ----------------- ----------------- -------------- -------------- ---------------
Named Executive Officers                                                                            Continuation
                                                                     Number of        Retirement     of Medical
                                   Severance                        Options That       Benefits       Welfare        Aggregate
                                 Agreement (1)   Bonus Payment (2)   Vest (3)(4)       (SERP) (5)   Benefits (6)    Payments(7)
                                      ($)               ($)              (#)              ($)            ($)            ($)
------------------------------- ---------------- ----------------- ----------------- -------------- -------------- ---------------
Michael O. Fifer
    Change In Control             $600,000          $450,000          500,335            $0             $16,882      $1,066,882
    Termination without Cause     $600,000             $0                0               $0             $16,882        $616,882
    Retirement                       n/a            $300,000           20,335            $0                  $0        $300,000
    Death or Disability              n/a            $300,000           20,335            $0                  $0        $300,000
------------------------------- ---------------- ----------------- ----------------- -------------- -------------- ---------------
Stephen L. Sanetti (8)
    Change In Control                 -                -                 -                -                   -         -
    Termination without Cause         -                -                 -                -                   -         -
    Retirement                        -                -                 -                -                   -         -
    Death or Disability               -                -                 -                -                   -         -
------------------------------- ---------------- ----------------- ----------------- -------------- -------------- ---------------
Thomas A. Dineen
    Change In Control             $337,500          $135,000          100,633            $0             $16,882        $489,382
    Termination without Cause     $337,500             $0                0               $0             $16,882        $354,382
    Retirement                       n/a            $90,000            5,633             $0                  $0        $ 90,000
    Death or Disability              n/a            $90,000            5,633             $0                  $0         $90,000
------------------------------- ---------------- ----------------- ----------------- -------------- -------------- ---------------
Christopher J. Killoy
    Change In Control             $352,500          $141,000          135,856            $0             $16,882        $510,382
    Termination without Cause     $352,500             $0                0               $0             $16,882        $369,382
    Retirement                       n/a            $94,000            5,856             $0                  $0        $ 94,000
    Death or Disability              n/a            $94,000            5,856             $0                  $0        $ 94,000
------------------------------- ---------------- ----------------- ----------------- -------------- -------------- ---------------
Thomas P. Sullivan
    Change In Control             $352,500          $141,000          135,967            $0             $16,882        $510,382
    Termination without Cause     $352,500             $0                0               $0             $16,882        $369,382
    Retirement                       n/a            $94,000            5,967             $0                  $0         $94,000
    Death or Disability              n/a            $94,000            5,967             $0                  $0         $94,000
------------------------------- ---------------- ----------------- ----------------- -------------- -------------- ---------------
Mark. T. Lang
    Change In Control             $337,500          $135,000          119,980            $0             $16,882        $489,382
    Termination without Cause     $337,500             $0                0               $0             $16,882        $354,382
    Retirement                       n/a            $90,000            4,980             $0                  $0         $90,000
    Death or Disability              n/a            $90,000            4,980             $0                  $0         $90,000
------------------------------- ---------------- ----------------- ----------------- -------------- -------------- ---------------

Notes to Potential and Actual Payments Under Severance Agreements Table

      (1) Amounts shown assume that the Named Executive Officer has five or more years of service at the time of termination.

      (2) The Bonus payment under Retirement or Death or Disability shall be prorated to the extent earned during the partial year prior to Retirement or Death or Disability. The amount show is the nominal bonus at 100% achievement of goals for a full 12 months.

      (3) Includes total number of options awarded under the Company's 1998 and 2007 Stock Incentive Plans. Some of the options may have already vested prior to termination under the normal terms of the awards. Also includes restricted stock unit awards subject to vesting.

      (4) Under the 1998 Stock Incentive Plan, vested time-based options awarded to the Named Executive Officers are exercisable within 30 days of voluntary termination, or within 90 days of the earlier of the optionee's retirement, death or disability. Under the 2007 Stock Incentive Plan, vested time or performance-based options awarded to the Named Executive Officers are exercisable in the case of voluntary termination, involuntarily termination without cause, retirement, death, or disability within the greater of: 30 days, or one-fourth of the length of time elapsed since the options first vested to the date of termination. Under both plans, in the case of termination for cause, an employee's stock options terminate immediately. RSUs vest immediately in the event of death, disability or retirement. In the event of voluntary termination or involuntary termination without cause before vesting, the Named Executive Officer will receive cash equal to the number of RSUs multiplied by two-thirds, and then multiplied by the lesser of: (i) the mean sales price of a share of Common Stock on the date of grant, or (ii) the mean sales price of a share of Common Stock on the date of termination. In the event of a Change in Control under the 1998 Stock Incentive Plan, all options vest immediately. Under the 2007 Stock Incentive Plan, all options will vest if, in the case of a merger or acquisition of the Company by another business entity, the surviving, continuing, or purchasing corporation does not assume the awards previously issued under that plan. All RSUs vest immediately under the 2007 Stock Incentive Plan in the event of a Change in Control.

      (5) The Company's only active SERP participant in 2008, Stephen L. Sanetti elected to receive a lump sum payout of the value of his accrued benefits under that plan of $989,889, which was paid to Mr. Sanetti on February 1, 2008. As of February 1, 2008, no employees were participating in the SERP.

      (6) Includes continuation of health insurance coverage assuming family coverage for potential severance recipients, net of employee contributions.

      (7)   Aggregate payments exclude number of options or RSUs that vest.

      (8) Stephen L. Sanetti voluntarily terminated his employment with the Company on April 30, 2008, and received a discretionary bonus of $325,000 in consideration of his service to the Company.

                                  PENSION PLANS

      Until January 1, 2008, all of the Company's salaried employees participated in the Sturm, Ruger & Company, Inc. Salaried Employees' Retirement Income Plan (the "Pension Plan"), a defined benefit pension plan, which generally provides annual pension benefits at age 65 in the form of a straight life annuity in an amount equal to: 1-1/3% of the participant's final average salary (highest 60-consecutive-month average annualized base pay during the last 120 months of employment) less 0.65% of the participant's Social Security covered compensation, multiplied by the participant's years of credited service up to a maximum of 25 years.

      On October 1, 2007, the Pension Plan was "frozen" by the Board of Directors so that participants will no longer accrue additional service under the plan after December 31, 2007. In lieu of continued benefit accruals under the Pension Plan, as of January 1, 2008, the Company began making supplemental discretionary contributions for all eligible employees under its 401(k) Plan in addition to the safe harbor employer match contributed on behalf of eligible 401(k) Plan participants.

      John M. Kingsley, Jr., a Director who retired as Executive Vice President of the Company on December 31, 1996, received $37,710 in benefits from the Pension Plan during 2008.

      The Sturm, Ruger & Company, Inc. Supplemental Executive Retirement Plan (the "SERP") is a nonqualified supplemental retirement plan for certain senior executives of the Company who have achieved the rank of Vice President or above and who are selected by the Compensation Committee. Stephen L. Sanetti, an executive officer who appears in the Summary Compensation Table, was the only active employee who participated in the SERP in 2008.

      The SERP generally provides an annual benefit beginning at age 65, the normal retirement age under the SERP, based upon a participant's completed years of service with the Company as of such age. The maximum benefit under the SERP is equal to 50% of the participant's average annual compensation, including base pay, bonuses and other incentive compensation, up to $400,000. All SERP benefits are reduced by the amount the participant is entitled to receive under the Pension Plan, and are further reduced by the amount of Social Security benefit the participant is entitled to receive commencing at age 65. The SERP benefit is payable as an annuity over the life of the participant, with 50% to continue for the life of the participant's surviving spouse after the participant's death. Pre-retirement death or disability benefits are also provided to plan participants under the SERP.

      On December 20, 2007, the Board of Directors amended the SERP to allow lump sum cash settlements of their accrued benefits to be offered to the three SERP participants, Stephen L. Sanetti, William B. Ruger, Jr., who retired as Chief Executive Officer on February 28, 2006, and John M. Kingsley, Jr. Messrs. Sanetti and Ruger, Jr. both elected to receive a lump-sum cash payment of $989,889 and $1,084,526, respectively, in full settlement of their accrued SERP benefits. These payments were made on February 1, 2008. As of February 1, 2008, Mr. Kingsley is the only remaining participant in the SERP and is in retired status. John M. Kingsley, Jr. received $150,036 in benefits from the SERP during 2008.

      Prior to December 31, 2006, the Company's salaried employees also participated in the Sturm, Ruger & Company, Inc. Profit Sharing Plan, a defined contribution retirement plan, which generally provided an annual employer contribution based on Company profits and individual base salaries to those participants who met the plan's annual participation requirements, with participant direction of individual account balances. Participants generally became vested in their account balances after five years of service, but could not receive distribution of their account balances until they attained age 65. Those individuals named in the Summary Compensation Table who were excluded from participating in the Profit Sharing Plan as a result of the limitations under IRS Tax Code Sections 401(a)(4) and 410(b) were eligible to participate in the non-qualified Supplemental Executive Profit Sharing Plan, designed to emulate the benefits provided under the Profit Sharing Plan, with Company gross-up for taxes related to the annual benefit. Until December 31, 2006, the Company also maintained the Hourly Employees' 401(k) Plan, which excluded salaried employees. As of January 1, 2007, the Board authorized the merger of the Profit Sharing Plan with the 401(k) Plan and the discontinuance of the Supplemental Executive Profit Sharing Plan. The merged 401(k) Plan provides immediate vesting upon three months of service, a safe harbor match for all participants and supplemental discretionary employer contributions for all eligible employees. The individuals named in the Summary Compensation Table are eligible to participate in the 401(k) Plan, subject to IRS plan limits.

                           2008 PENSION BENEFITS TABLE

      The following table sets forth the present value of pension benefits accrued by, and actual benefits paid in 2008 to the Named Executive Officers under the Salaried Employees' Retirement Income Plan (the "Pension Plan") and Supplemental Executive Retirement Plan (the "SERP").

---------------------------- ------------------------ ------------------------------ ---------------------------
                                                          Salaried Employees'         Supplemental Executive
                                                       Retirement Income Plan (1)       Retirement Plan (2)
---------------------------- ------------------------ ------------------------------ ---------------------------
                                                                                                     Payments
                                                          Present        Payments      Present        During
                                                            Value          During      Value of        Last
                                                       of Accumulated    Last        Accumulated      Fiscal
                                                        Plan Benefit     Fiscal      Plan Benefit      Year
                              Credited Service (3)           (4)            Year          (5)           (5)
 Named Executive Officers            (Years)                 ($)            ($)           ($)           ($)
---------------------------- ------------------------ ------------------ ----------- -------------- ------------
Michael O. Fifer                         1.3                   $9,919
---------------------------- ------------------------ ------------------ ----------- -------------- ------------
Stephen L. Sanetti                      25.0                 $363,422                  $989,889      $989,889
---------------------------- ------------------------ ------------------ ----------- -------------- ------------
Thomas A. Dineen                        10.6                  $29,866
---------------------------- ------------------------ ------------------ ----------- -------------- ------------
Christopher J. Killoy                    2.2                  $13,604
---------------------------- ------------------------ ------------------ ----------- -------------- ------------
Thomas P. Sullivan                       1.4                   $8,778
---------------------------- ------------------------ ------------------ ----------- -------------- ------------
Mark T. Lang (6)                         0.0                       $0
---------------------------- ------------------------ ------------------ ----------- -------------- ------------

Notes to Pension Benefits Table

      (1) On October 1, 2007, the Board of Directors authorized the suspension of benefits, or "freeze," of the Pension Plan effective January 1, 2008.

      (2) On December 20, 2007, the Board amended the SERP to allow lump-sum cash settlements of their accrued benefits to be offered to the three participants of that plan.

      (3) The maximum years of credited service under each of the Pension Plan and SERP is 25. Mr. Sanetti had 28 years of actual service as of the date of his voluntary termination on April 30, 2008, and was eligible for early retirement under the plan.

      (4) The present value of accumulated benefits under the Pension Plan is calculated assuming a discount rate of 6.25%, the 2000 Group Annuity Mortality Table, the participant's age as of December 31, 2008, and frozen accrued benefits as of December 31, 2007.

      (5) The present value shown for Mr. Sanetti under the SERP represents the actual lump sum cash settlement value of his accrued benefits under that plan, which was paid to Mr. Sanetti on February 1, 2008 per his election.

      (6) Because Mark T. Lang was hired after January 1, 2008, the date the Pension Plan was frozen, he was not considered a participant in, nor accrued any benefit service under, the Pension Plan.

================================================================================
                 PRINCIPAL STOCKHOLDERS AND BENEFICIAL OWNERSHIP
================================================================================

                           PRINCIPAL STOCKHOLDER TABLE

      The following table sets forth as of March 1, 2009 the ownership of the Company's Common Stock by each person of record or known by the Company to beneficially own more than 5% of such stock.

----------------------------- ------------------------------------------ ------------------------ -----------------
                                                                          Amount and Nature of
       Title of Class           Name and Address of Beneficial Owner      Beneficial Ownership    Percent of Class
----------------------------- ------------------------------------------ ------------------------ -----------------
        Common Stock          Janus Capital Management LLC and                2,333,250 (1)            12.25%
                              Janus Venture Fund
                              151 Detroit Street
                              Denver, CO  80206
----------------------------- ------------------------------------------ ------------------------ -----------------
        Common Stock          Renaissance Technologies LLC and                1,460,100 (2)            7.67 %
                              James H. Simons
                              800 Third Avenue
                              New York, NY  10022
----------------------------- ------------------------------------------ ------------------------ -----------------
                              The London Company                              1,009,091 (3)            5. 30%
        Common Stock          1801 Bayberry Court
                              Suite 301
                              Richmond, VA 23226
----------------------------- ------------------------------------------ ------------------------ -----------------
        Common Stock          The Killen Group                                 981,125 (4)             5.15%
                              1189 Lancaster Avenue
                              Berwyn, PA 19312
----------------------------- ------------------------------------------ ------------------------ -----------------

Notes to Principal Stockholder Table

(1) Such information is as of December 31, 2008 and is derived exclusively from a Schedule 13G/A filed jointly by Janus Capital Management LLC and Janus Venture Fund on February 17, 2009.

(2) Such information is as of December 31, 2008 and is derived exclusively from a Schedule 13G/A filed jointly by Renaissance Technologies LLC and James H. Simons on February 12, 2009.

(3) Such information is as of November 3, 2008 and is derived exclusively from a Schedule 13G filed by The London Company on November 6, 2008.

(4) Such information is as of December 31, 2008 and is derived exclusively from a Schedule 13G filed by The Killen Group on January 30, 2009.

                           BENEFICIAL OWNERSHIP TABLE

      The following table sets forth certain information as of March 1, 2009 as to the number of shares of the Company's Common Stock beneficially owned by each Director, Named Executive Officer and all Directors and Named Executive Officers of the Company as a group.

------------------------------------------- ---------------- -------------------------- ---------------- ----------
                   Name                      Beneficially    Stock Options Currently     Total Share     Percent
                                             Owned Shares    Exercisable or to Become   Investment in
                                              of Common       Exercisable within 60      Common Stock
                                               Stock (1)     days after March 1, 2009         (1)        of Class
                                                  (#)                   (#)                   (#)           (%)
------------------------------------------- ---------------- -------------------------- ---------------- ----------

Independent Directors:
-------------------------------------------------------------------------------------------------------------------
James E. Service                                22,357                    20,000             42,357          *
------------------------------------------- ---------------- -------------------------- ---------------- ----------
John A. Cosentino, Jr.                          75,857                    20,000             95,867          *
------------------------------------------- ---------------- -------------------------- ---------------- ----------
C. Michael Jacobi                               14,857                    15,000             29,857          *
------------------------------------------- ---------------- -------------------------- ---------------- ----------
John M. Kingsley, Jr.                            9,017                    20,000             29,017          *
------------------------------------------- ---------------- -------------------------- ---------------- ----------
Stephen T. Merkel                               10,057                    15,000             25,057          *
------------------------------------------- ---------------- -------------------------- ---------------- ----------
Ronald C. Whitaker                              16,857                    15,000             31,857          *
------------------------------------------- ---------------- -------------------------- ---------------- ----------

Named Executive Officers:
-------------------------------------------------------------------------------------------------------------------
Michael O. Fifer (also a Director)              58,857                    160,000           218,857          *
------------------------------------------- ---------------- -------------------------- ---------------- ----------
Stephen L. Sanetti (also a Director)(2)           n/a                           0               n/a          *
------------------------------------------- ---------------- -------------------------- ---------------- ----------
Thomas A. Dineen                                11,199                     26,000            37,199          *
------------------------------------------- ---------------- -------------------------- ---------------- ----------
Christopher J. Killoy                            1,138                     40,000            41,138          *
------------------------------------------- ---------------- -------------------------- ---------------- ----------
Thomas P. Sullivan                               1,285                     40,000            41,285          *
------------------------------------------- ---------------- -------------------------- ---------------- ----------
Mark T. Lang                                       0                       20,000            20,000          *
------------------------------------------- ---------------- -------------------------- ---------------- ----------
  Directors and executive officers as a         276,945                   391,000           667,745        2.76%
    group: (6 independent Directors, 2
    Directors who were also executive
     officers during 2008 and 8 other
           executive officers)
------------------------------------------- ---------------- -------------------------- ---------------- ----------

Notes to Beneficial Ownership Table

* Beneficial owner of less than 1% of the outstanding Common Stock of the Company.

(1) Includes 3,037 shares of Common Stock granted to each Independent Director pursuant to Section 11 of the 2007 Stock Incentive Plan on April 23, 2008. These shares represent awards of restricted stock with a grant date fair value of $25,000 issued annually as part of the compensation for Independent Directors based on the mean of the high and low of the Common Stock on the date of grant. These shares are considered owned with risk of forfeiture until they vest on the date of the Company's Annual Meeting next following the date of grant.

(2) Stephen L. Sanetti's options expired at the time of his voluntarily termination on April 30, 2008.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and NYSE. Officers, Directors and greater-than-10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based solely on a review of the copies of the
Section 16(a) report forms furnished to the Company and written representations that no other reports were required, that with respect to the period from January 1, 2008 through December 31, 2008, all such forms were filed in a timely manner by the Company's officers, Directors and greater-than-10% beneficial owners.

              CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

      The Company's Board has a policy of monitoring and reviewing issues involving potential conflicts of interest, and reviewing and approving all related party transactions. There were no related-party transactions in 2008.

              PROPOSAL NO. 2 - RATIFICATION OF INDEPENDENT AUDITORS

      McGladrey & Pullen, LLP has served as the Company's independent auditors since 2005. Subject to the ratification of the stockholders, the Board of Directors has reappointed McGladrey & Pullen, LLP as the Company's independent auditors for the 2009 fiscal year.

                    PRINCIPAL ACCOUNTANTS' FEES AND SERVICES

      The following table summarizes the fees incurred by the Company for professional services rendered by McGladrey & Pullen, LLP during fiscal years 2008 and 2007.

         --------------------------------------------------------------
                           Principal Accountants' Fees
         --------------------------------------------------------------
                                 Fiscal 2008 Fees    Fiscal 2007 Fees
         ---------------------- ------------------- -------------------
         Audit Fees                  $537,500           $534,800
         ---------------------- ------------------- -------------------
         Audit-Related Fees           $45,000            $45,000
         ---------------------- ------------------- -------------------
         Tax Fees                     $16,650            $12,000
         ---------------------- ------------------- -------------------
         All Other Fees                    $0                 $0
         ---------------------- ------------------- -------------------
         Total Fees                  $599,150           $591,800
         ---------------------- ------------------- -------------------

Audit Fees

      Consist of fees billed for professional services rendered for the audit of the Company's consolidated financial statements, the audit of internal controls over financial reporting per Section 404 of the Sarbanes-Oxley Act, the review of interim consolidated financial statements included in quarterly reports and services provided in connection with statutory and regulatory filings or engagements.

Audit - Related Fees

      Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit Fees." These services include audits of the Company's employee benefit and compensation plans.

Tax Fees

      Consist of fees billed for professional services for tax assistance, including pre-filing reviews of original and amended tax returns for the Company and tax audit assistance.

All Other Fees

      There were no fees or expenses reimbursed for services rendered by McGladrey & Pullen, LLP to the Company, other than for services described above, for the years 2008 or 2007.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

      It is the policy of the Audit Committee to meet and review and approve in advance, on a case-by-case basis, all engagements by the Company of permissible non-audit services or audit, review or attest services for the Company to be provided by the independent auditors, with exceptions provided for de minimus amounts under certain circumstances as prescribed by the Exchange Act. The Audit Committee may, at some later date, establish a more detailed pre-approval policy pursuant to which such engagements may be pre-approved without a meeting of the Audit Committee. Any request to perform any such services must be submitted to the Audit Committee by the independent auditor and management of the Company and must include their views on the consistency of such request with the SEC's rules on auditor independence.

      All of the services of McGladrey & Pullen, LLP described above under "Audit-Related Fees" and "Tax Fees" were approved by the Audit Committee in accordance with its policy on permissible non-audit services or audit, review or attest services for the Company to be provided by its independent auditors, and no such approval was given through a waiver of such policy for de minimus amounts or under any of the other circumstances as prescribed by the Exchange Act.

      The Company (or someone on its behalf) has not consulted McGladrey & Pullen, LLP during the two most recent fiscal years and the subsequent interim period preceding their appointment regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements.

      Representatives of McGladrey & Pullen, LLP will be present at the Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Board of Director Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF MCGLADREY & PULLEN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                       CODE OF BUSINESS CONDUCT AND ETHICS

      The Board has adopted a "Code of Business Conduct and Ethics" as part of the Company's Corporate Compliance Program, which governs the obligation of all employees, executive officers and Directors of the Company to conform their business conduct to be in compliance with all applicable laws and regulations, among other things. The Code of Business Conduct and Ethics is posted on the Company's website at www.ruger.com, and is available in print to any stockholder who requests it by contacting the Corporate Secretary as set forth in "STOCKHOLDER COMMUNICATIONS" below.

             STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2010

      To be considered for inclusion in the Proxy Statement distributed by the Company in connection with next year's Annual Meeting of Stockholders, stockholder proposals must be submitted in writing to the Company delivered or mailed by first class United States mail, postage prepaid, no earlier than December 30, 2009 (120 days prior to the first anniversary of this year's Annual Meeting of Stockholders), and no later than January 29, 2010 (90 days prior to the first anniversary of this year's Annual Meeting of Stockholders). Any stockholder proposal to be considered at next year's Annual Meeting of Stockholders, but not included in next year's Proxy Statement, must also be submitted in writing to the Company by February 3, 2010.

      Recommendations for nominees to stand for election as Directors at next year's Annual Meeting of Stockholders must be received in writing delivered or mailed by first class United States mail, postage prepaid, no earlier than December 30, 2009 (120 days prior to the first anniversary of this year's Annual Meeting of Stockholders), and no later than January 29, 2010 (90 days prior to the first anniversary of this year's Annual Meeting of Stockholders) and include the information as required under "THE BOARD OF DIRECTORS AND ITS COMMITTEES - Nominating and Corporate Governance Committee" described above.

      All stockholder proposals or Director nominations should be submitted to Leslie M. Gasper, Corporate Secretary, Sturm, Ruger & Company, Inc., Lacey Place, Southport, Connecticut 06890.

   STOCKHOLDER AND INTERESTED PARTY COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      The Board has adopted a method by which stockholders and interested parties can send communications to the Board. Stockholders and interested parties may communicate in writing any questions or other communications to the Chairman or non-management Directors of the Board through the following methods:

      o by contacting the Corporate Secretary at Sturm, Ruger & Company, Inc., 1 Lacey Place, Southport, CT 06890;

      o     by telephone at (203) 259-7843;

      o     by fax at (203) 256-3367; or

      o by calling the Company's corporate communications telephone "hotline" at 1-800-826-6762 or emailing the hotline at sturm-ruger@hotlines.com. These hotlines are monitored 24 hours a day, 7 days a week.

      Stockholders or interested parties may also communicate in writing any questions or other communications to the management Directors of the Board in the same manner.

      Stockholders may contact the Corporate Secretary at (203) 259-7843 or Computershare Investor Services, LLC, which is the Company's stock transfer agent, at (312) 360-5190 or www.computershare.com for questions regarding routine stockholder matters.

                                  OTHER MATTERS

      Management of the Company does not intend to present any business at the Meeting other than as set forth in Proposal 1 and 2 of the attached Notice of Annual Meeting of Stockholders, and it has no information that others will present any other business at the Meeting. If other matters requiring the vote of the stockholders properly come before the Meeting, it is the intention of the persons named in the proxy to vote the shares represented thereby in accordance with their judgment on such matters.

      The Company, upon written request, will provide without charge to each person entitled to vote at the Meeting a copy of its Annual Report on Securities and Exchange Commission Form 10-K for the year ended December 31, 2008, including the financial statements and financial statement schedules. Such requests may be directed to Leslie M. Gasper, Corporate Secretary, Sturm, Ruger & Company, Inc., Lacey Place, Southport, Connecticut 06890.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              ________________________________
                                              Leslie M. Gasper
                                              Corporate Secretary
Southport, Connecticut
March 16, 2009

                     [LOGO OF STURM, RUGER & COMPANY, INC.]

      [LOGO OF STURM, RUGER & COMPANY, INC.]

                                    Electronic Voting Instructions
                                    You can vote by Internet or telephone!
                                    Available 24 hours a day, 7 days a week!

                                    Instead of mailing your proxy, you may
                                    choose one of the two voting methods
                                    outlined below to vote your proxy.

                                    VALIDATION DETAILS ARE LOCATED BELOW IN THE
                                    TITLE BAR.

                                    Proxies submitted by the Internet or
                                    telephone must be received by 1:00 a.m., Central Time, on April 29, 2009.

                                    Vote by Internet

                                    o Log on to the Internet and go to
                                      www.envisionreports.com/RGR
                                    o Follow the steps outlined on the secured
                                      website.

                                    Vote by telephone

                                    o Call toll free 1-800-652-VOTE (8683)
                                      within the United States, Canada & Puerto
                                      Rico any time on a touch tone telephone.
                                      There is NO CHARGE to you for the call.
                                    o Follow the instructions provided by the
                                      recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. |X|

================================================================================
Annual Meeting Proxy Card
================================================================================

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals -- The Board of Directors unanimously recommends a Vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:

                         For  Against                               For  Against
01 - James E. Service    |_|    |_|    02 - Michael O. Fifer        |_|    |_|

04 - C. Michael Jacobi   |_|    |_|    05 - John M. Kingsley, Jr.   |_|    |_|

07 - Ronald C. Whitaker  |_|    |_|    03 - John A. Cosentino, Jr.  |_|    |_|


                                                       For   Against  Abstain
2. The ratification of the appointment of McGladrey    |_|     |_|      |_|
   & Pullen, LLP as the Independent Auditors of the Company for the 2009 fiscal year.

B Non-Voting Items

Change of Address -- Please print your new address below.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

C Authorized Signatures -- This section must be completed for your vote to be counted. -- Date and Sign Below

When shares are held by joint tenants, both should sign. When signing as an attorney, as executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) - Please print date below.


---------------------------------------------------

Signature 1 - Please keep signature within the box.


---------------------------------------------------

Signature 2 - Please keep signature within the box.


---------------------------------------------------

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

[LOGO OF STURM, RUGER & COMPANY, INC.]

================================================================================
Proxy -- STURM, RUGER & COMPANY, INC.
================================================================================

LACEY PLACE, SOUTHPORT, CONNECTICUT 06890

This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders to be held on April 29, 2009

The undersigned hereby appoints Michael O. Fifer and Leslie M. Gasper as Proxies, each with the full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Sturm, Ruger & Company, Inc. (the "Company"), held of record by the undersigned on March 10, 2009 at the Annual Meeting of Stockholders to be held on April 29, 2009 or any adjournment or postponement thereof.

The proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" the election of all Directors and "FOR" Proposal 2 and at their discretion on any other matter that may properly come before the meeting. Please sign exactly as name appears on other side of this proxy form.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)

      [LOGO OF STURM, RUGER & COMPANY, INC.]

   IMPORTANT ANNUAL STOCKHOLDERS' MEETING
   INFORMATION -- YOUR VOTE COUNTS!

================================================================================
Stockholder Meeting Notice
================================================================================

     Important Notice Regarding the Availability of Proxy Materials for the Sturm, Ruger & Company, Inc. Stockholder Meeting to be Held on April 29, 2009

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to stockholders are available at:

                      =====================================
                           www.envisionreports.com/RGR
                      =====================================

         Easy Online Access -- A Convenient Way to View Proxy Materials and Vote

         When you go online to view materials, you can also vote your shares.

         Step 1: Go to www.envisionreports.com/RGR to view the materials. Step 2: Click on Cast Your Vote or Request Materials.
         Step 3: Follow the instructions on the screen to log in.
         Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

================================================================================

      Obtaining a Copy of the Proxy Materials - If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 19, 2009 to facilitate timely delivery.

Stockholder Meeting Notice

Sturm, Ruger & Company, Inc. Annual Meeting of Stockholders will be held on April 29, 2009 at The Trumbull Marriott, 180 Hawley Lane,Trumbull, CT 06611, at 10:30 a.m. Eastern Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends that you vote FOR?the following proposals:

1.    Election of Directors.
      James E. Service            Michael O. Fifer
      John A. Cosentino, Jr.      C. Michael Jacobi
      John M. Kingsley, Jr.       Stephen T. Merkel
      Ronald C. Whitaker

2. The ratification of the appointment of McGladrey & Pullen, LLP as the Independent Auditors of the Company for the 2009 fiscal year.

      In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

================================================================================

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.

If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials.

--> Internet - Go to www.envisionreports.com/RGR. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

--> Telephone - Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

--> Email - Send email to investorvote@computershare.com with "Proxy Materials Sturm, Ruger & Company, Inc." in the subject line. Include in the message your full name and address, plus the three numbers located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 19, 2009.